____________________________________________________________________________________________________________________________________

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): April 28, 2006

STRUCTURED  ASSET MORTGAGE  INVESTMENTS II INC. (as company under a Pooling and Servicing  Agreement dated as of June 1, 2006 providing for, inter alia, the issuance of Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-4)

                                         (Exact name of registrant as specified in its charter)

              Delaware                                 333-132232                              30-0183252
_____________________________________    ______________________________________    __________________________________
   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

                     383 Madison Avenue
                                                                                                  New York, New York                                                   10179
______________________________________________________________       ________________________________________________
           (Address of principal executive office)                                     (Zip Code)

                                                   (212) 272-2000
_____________________________________________________________________________________________________________________
                               (Registrant's telephone number, including area code )

                                                         N/A
______________________________________________________________________________________________________________________
                               (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

The tables and materials were prepared by Bear, Stearns & Co. Inc. (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors.  Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions.  Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1  Certain Computational Materials prepared by the Underwriter in connection with Bear Stearns ALT-A Trust Mortgage
Pass-Through Certificates, Series 2006-4.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus
Supplement of Structured Asset Mortgage Investments II Inc. relating to its Bear Stearns ALT-A Trust Mortgage Pass-Through
Certificates, Series 2006-4.

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       2

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2006

                                           STRUCTURED ASSET MORTGAGE INVESTMENTS II INC (Registrant)

                                           By:  /s/ Baron Silverstein
                                           Baron Silverstein
                                           Vice President
                                           (Authorized Officer)

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       3

                                                    EXHIBIT INDEX

           Exhibit Number                                                    Description

                99.1                                                   Computational Materials

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       4

                                                                                                            BEAR, STEARNS & CO. INC
ATLANTA • BOSTON • CHICAGO
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO                                                                  383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG                                                                                 New York, N.Y. 10179
LONDON • PARIS • TOKYO                                                                        (212) 272-2000;  (212) 272-7294   fax

____________________________________________________________________________________________________________________________________

New Issue Free Writing Prospectus

$2,673,531,000 (Approximate)

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates,
Series 2006-4, Group I
Issuing Entity

Structured Asset Mortgage Investments II Inc.
Depositor

EMC Mortgage Corporation
Sponsor

Wells Fargo Bank, National Association
Master Servicer

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

June 20, 2006

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       5

                                                                                                            BEAR, STEARNS & CO. INC
ATLANTA • BOSTON • CHICAGO
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO                                                                  383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG                                                                                 New York, N.Y. 10179
LONDON • PARIS • TOKYO                                                                        (212) 272-2000;  (212) 272-7294   fax

____________________________________________________________________________________________________________________________________

                                              STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a  registration  statement  (including  a  prospectus)  with the SEC for the  offering to which this free  writing prospectus  relates.  Before you  invest,  you should  read the  prospectus  in the  registration  statement  and other  documents  the depositor has filed with the SEC for more complete  information  about the depositor,  the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at  www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free  writing  prospectus  does not contain all  information  that is  required  to be  included  in the base  prospectus  and the
prospectus   supplement.   Please   click   here   http://www.bearstearns.com/prospectus/sami   or   visit   the   following   website:
www.bearstearns.com/prospectus/sami for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The  Information  in this free  writing  prospectus  supersedes  information  contained in any prior  similar  free writing  prospectus relating to these securities prior to the time of your commitment to purchase.

This free  writing  prospectus  is not an offer to sell or  solicitation  of an offer to buy these  securities  in any state where such offer, solicitation or sale is not permitted.

This  information in this free writing  prospectus is  preliminary,  and will be superseded by the  preliminary  prospectus.  This free writing  prospectus is being delivered to you solely to provide you with information  about the offering of the  Certificates  referred to in this free writing  prospectus  and to solicit an offer to purchase the  Certificates,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual  commitment by you to purchase any of the  Certificates until we have  accepted  your offer to purchase  Certificates.  We will not accept any offer by you to purchase  Certificates,  and you will not have any  contractual  commitment  to  purchase  any of the  Certificates  until  after  you  have  received  the  preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The  securities  referred  to in this free  writing  prospectus  are being  offered  when,  as and if issued.  Our  obligation  to sell securities to you is  conditioned on the  securities  having the  characteristics  described in this free writing  prospectus.  If that condition is not satisfied,  we will notify you, and neither the issuer nor any underwriter  will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase,  and there will be no liability  between us as a consequence of non-delivery

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       6

                                                                                                            BEAR, STEARNS & CO. INC
ATLANTA • BOSTON • CHICAGO
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO                                                                  383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG                                                                                 New York, N.Y. 10179
LONDON • PARIS • TOKYO                                                                        (212) 272-2000;  (212) 272-7294   fax

____________________________________________________________________________________________________________________________________

                                          SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information  contained in the attached materials (the  "Information") may include various forms of performance  analysis,  security characteristics  and securities pricing estimates for the securities  described therein.  Should you receive Information that refers to the "Statement  Regarding  Assumptions and Other Information",  please refer to this statement instead. The Information is illustrative and is not intended to predict actual  results which may differ  substantially  from those  reflected in the  Information.  Performance analysis is based on certain assumptions with respect to significant  factors that may prove not to be as assumed.  Performance results are based on mathematical  models that use inputs to calculate results.  As with all models,  results may vary significantly  depending upon the value given to the inputs.  Inputs to these  models  include but are not  limited  to:  prepayment  expectations  (econometric prepayment models, single expected lifetime prepayments or a vector of periodic  prepayments),  interest rate assumptions (parallel and nonparallel changes for different maturity  instruments),  collateral  assumptions (actual pool level data, aggregated pool level data, reported factors or imputed  factors),  volatility  assumptions  (historically  observed or implied  current) and reported  information
(paydown  factors,  rate resets,  remittance  reports and trustee  statements).  Models used in any analysis  may be  proprietary,  the results  therefore,  may be  difficult  for any  third  party  to  reproduce.  Contact  your  registered  representative  for  detailed explanations of any modeling techniques employed in the Information.

The  Information  may not reflect the impact of all  structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest  rates.  You should consider  whether the behavior of these  securities  should be tested using  assumptions  different from those included in the  Information.  The assumptions  underlying the  Information,  including structure and collateral,  may be modified from time to time to reflect changed facts and  circumstances.  Offering  Documents  contain data that is current as of their publication dates and after publication may no longer be accurate,  complete or current.  Contact your registered representative for Offering Documents,  current Information or additional materials,  including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing  estimates  Bear Stearns has supplied at your request (a)  represent our view, at the time  determined,  of the  investment value of the  securities  between the  estimated  bid and offer  levels,  the spread  between  which may be  significant  due to market volatility or  illiquidity,  (b) do not  constitute a bid by Bear Stearns or any other person for any security,  (c) may not constitute prices at which the  securities  could have been  purchased  or sold in any market at any time,  (d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory,  and may not take into  account  the size of a position  you have in the  security,  and (e) may have been  derived  from matrix  pricing  that uses data relating to other securities whose prices are more readily  ascertainable to produce a hypothetical  price based on the estimated yield spread relationship between the securities.

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       7

General  Information:  Bear  Stearns  and/or  individuals  associated  therewith  may have  positions  in these  securities  while  the
Information is circulating or during such period may engage in transactions  with the issuer or its affiliates.  We act as principal in transactions  with you, and accordingly,  you must determine the  appropriateness  for you of such  transactions and address any legal, tax or accounting  considerations  applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such
capacities.  If you are subject to ERISA,  the  Information  is being  furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       8

                                                     $2,673,531,000 (Approximate)

                                                    Bear Stearns Alt-A Trust 2006-4
                                      Mortgage Pass-Through Certificates, Series 2006-4, Group I

                                             Structured Asset Mortgage Investments II Inc.
                                                               Depositor

                                                       EMC Mortgage Corporation
                                                                Sponsor

                                                Wells Fargo Bank, National Association
                                                            Master Servicer

------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
                 Certificate          Ratings           CE         Pass-Thru       Window      WAL           Certificate
                  Size (1)                          Levels (1)        Rate         (mos)      (yrs)              Type
   Class
---------------------------------------------------------------------------------------------------------------------------------
                                                      Offered Certificates
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
  I-1A-1            $800,868,000      AAA/Aaa       19.25% (2)    LIBOR (3)(5)      1-54      2.084      Super Senior Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
  I-1A-2             $99,179,000      AAA/Aaa       9.25% (2)     LIBOR (3)(5)      1-54      2.084     Senior Support Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
  I-2A-1            $838,400,000      AAA/Aaa       19.25% (2)    LIBOR (3)(5)      1-54      2.088      Super Senior Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
  I-2A-2            $103,827,000      AAA/Aaa       9.25% (2)     LIBOR (3)(5)      1-54      2.088     Senior Support Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
  I-3A-1            $554,710,000      AAA/Aaa       19.25% (2)    LIBOR (3)(5)      1-54      2.089      Super Senior Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
  I-3A-2             $68,695,000      AAA/Aaa       9.25% (2)     LIBOR (3)(5)      1-54      2.089     Senior Support Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
   I-M-1             $66,567,000      AA+/Aa1       6.10% (2)     LIBOR (4)(5)     39-54      3.894       Mezzanine Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
   I-M-2             $38,038,000      AA/Aa2        5.40% (2)     LIBOR (4)(5)     38-54      3.873       Mezzanine Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
   I-B-1             $20,378,000      AA-/Aa3       4.65% (2)     LIBOR (4)(5)     38-54      3.844      Subordinate Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
   I-B-2             $33,963,000       A/A2         3.40% (2)     LIBOR (4)(5)     38-54      3.844      Subordinate Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
   I-B-3             $35,321,000     BBB/Baa2       2.10% (2)     LIBOR (4)(5)     37-54      3.828      Subordinate Floater
------------ -------------------- ---------------- ------------- --------------- ----------- -------- ---------------------------
   I-B-4             $13,585,000     BBB-/Baa3      2.10% (2)     LIBOR (4)(5)     37-54      3.816      Subordinate Floater
---------------------------------------------------------------------------------------------------------------------------------
                                                       Not Offered Hereby
------------ -------------------- ---------------- -------------------------------------------------- ---------------------------
   I-B-3             $13,585,000      BB/Ba2                Information Not Provided Herein              Subordinate Floater
------------ -------------------- ---------------- -------------------------------------------------- ---------------------------
     R                  Notional        NR                  Information Not Provided Herein                    Residual
------------ -------------------- ---------------- -------------------------------------------------- ---------------------------
NOTES:             - Prepayment Pricing Speed Assumption is 30% CPR
                   - Senior Certificates are subject to a variance of +/- 10%. In the case of the Subordinate Certificates, the certificate sizes are  subject to any variance required to maintain the ratings as described above.
                   - Certificates will settle flat and accrue interest on an actual/360 basis.
                   - See Exhibit II for the expected Available Funds Cap Schedule.
                   - See Exhibit III for yield tables run to the 20% Call.

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       9

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

    (1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

    (2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC, excess spread and related payments received from the Cap Provider, each as more fully described herein.  The expected initial credit enhancement percentages are as provided above.  The initial OC amount will equal 1.10% as of the Cut-off Date.

    (3) The Pass-Through Rate for the Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2
        Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 11.500%
        and (c) the applicable Net Rate Cap, as defined herein. On the first Distribution Date after the first possible Optional
        Clean-Up Call Date, the margin for the Class I-1A, Class I-2A and Class I-3A Certificates will increase to 2 times the original margin.

     (4)   The Pass-Through Rate for the Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class
        I-B-5 Certificates will be the least of (a) a floating rate based upon One-Month LIBOR plus the respective Margin, (b)
        11.500% and (c) the Net Rate Cap, as defined herein. On the first Distribution Date after the first possible Optional
        Clean-Up Call Date, the margin for the Class I-M Certificates and Class I-B Certificates will increase to 1.5 times the original margin.

    (5) The holders of the Class I-A, Class I-M and Class I-B Certificates will be entitled to the benefit of Yield Maintenance
        Agreements (as described more fully herein) purchased with respect to such Certificates.  See Yield Maintenance
        Agreements below.

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       10

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

THE MORTGAGE LOANS

   -     The mortgage loans consist of conventional, one- to four-family, hybrid and adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below and as more fully described in excel spreadsheet attached hereto.

   -     61.76% of the mortgage loans are conforming mortgage loans with balances which are less than the conforming balance for each property type.

   -     The originators of the mortgage loans are EMC Mortgage Corporation (approximately 74.90%),  Countrywide
         (approximately 8.04% ), Indymac (approximately 6.06%), Bear Stearns Residential (approximately 4.17%), and 36 other originators each under 3.00% . The underwriting guidelines will be more fully described in the prospectus supplement.

   -     As of the Cut-off Date, approximately 0.14% of the group I-1, 0.00% of the group I-2, and 0.01% of the group I-3 mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.

   -     As of the Cut-off Date, none of the mortgage loans will be greater than 30 days delinquent as of the Cut-off
         Date.

   -     Approximately 84.88% of the mortgage loans provide for a period of interest only payments before they convert to fully amortizing. Such interest only period ranges from 2 to 10 years depending upon the product type.

   -     Approximately 43.37% of the mortgage loans provide for a payment of a prepayment premium during the first month to five years after origination. Any prepayment premiums will not be passed through to Certificateholders.

   -     The information related to the mortgage loans described herein is preliminary and is meant to reflect information as of June 1, 2006.  It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the group I mortgage loans and may cause a decrease in the aggregate principal balance of the group I mortgage loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown herein.

---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
        Loan              % of        Gross     Net      WAM     Gross       Net     Initial    Period       Max     Mos
     Description          Pool          WAC     WAC     (mos.)   Margin    Margin      Cap        Cap       Rate     to
                                                                                                                     Roll
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
      Group I-1             36.50    7.635%     7.284%     351    2.351%     1.999%    4.900%     1.373%    12.789%     53
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
      Group I-2             38.21    7.940%     7.567%     358    2.299%     1.926%    4.975%     1.098%    13.022%     57
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
      Group I-3             25.28    7.517%     7.147%     358    2.675%     2.305%    5.043%     1.371%    12.623%     58
---------------------- ----------- --------- ---------- ------- --------- ---------- --------- ---------- ---------- ------
       Totals:             100.00    7.722%     7.358%     356    2.413%     2.049%    4.965%     1.267%    12.836%     56

                                                       PREPAYMENT PENALTY TABLE

             ------------- ---------- -------- ----------- --------- --------- ---------- ---------- ----------
                Group      No PrePay  6        7 Months    24        30        36 Months  42 Months  60 Months
                                      Months   to 12        Months    Months
                                      or Less    Months
              ------------- ---------- -------- ----------- --------- --------- ---------- ---------- ----------
              Group I-1       62.61%    7.37%       5.84%     0.65%     0.00%     21.76%      0.00%      1.77%
             ------------- ---------- -------- ----------- --------- --------- ---------- ---------- ----------
              Group I-2       52.88%    6.25%       3.86%     0.87%     0.00%     36.08%      0.00%      0.06%
             ------------- ---------- -------- ----------- --------- --------- ---------- ---------- ----------
              Group I-3       53.66%    4.23%       6.80%     2.22%     0.00%     33.07%      0.00%      0.02%
             ------------- ---------- -------- ----------- --------- --------- ---------- ---------- ----------
                Total         56.63%    6.15%       5.33%     1.13%     0.00%     30.09%      0.00%      0.67%
             ------------- ---------- -------- ----------- --------- --------- ---------- ---------- ----------

                                                              * All such characteristics are based upon information as of June 1, 2006 and are subject to a +/- 5% variance.

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       11

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Depositor:                               Structured Asset Mortgage Investments II Inc.

---------------------------------------- ----------------------------------------------------------------------------------------
Originator:                              The originators of the mortgage loans are EMC Mortgage Corporation (approximately
                                         74.90%),  Countrywide (approximately 8.04%), Indymac (approximately 6.06%), Bear
                                         Stearns Residential (approximately 4.17%), and 36 others each under 3.00% . The underwriting guidelines will be more fully described in the prospectus supplement.

---------------------------------------- ----------------------------------------------------------------------------------------
Underlying Servicers:                    The  servicers  of the  mortgage  loans  are EMC  Mortgage  Corporation  (approximately
                                         79.11%), Countrywide  (approximately 8.05%),  Indymac  (approximately 6.06%), and 20 others each under 2.00%.

---------------------------------------- ----------------------------------------------------------------------------------------
Sponsor and Mortgage Loan Seller:        EMC Mortgage Corporation.

---------------------------------------- ----------------------------------------------------------------------------------------
Master Servicer                          Wells Fargo Bank, National Association.
---------------------------------------- ----------------------------------------------------------------------------------------
Trustee:                                 Citibank, N.A.

---------------------------------------- ----------------------------------------------------------------------------------------
Custodian:                               Wells Fargo Bank, National Association.

---------------------------------------- ----------------------------------------------------------------------------------------
Underwriter:                             Bear, Stearns & Co. Inc.

---------------------------------------- ----------------------------------------------------------------------------------------
Cap Provider:                            An entity  rated  AAA/Aaa by S&P and  Moodys  (which may  include an  affiliate  of the
                                         Depositor and/or Underwriter.

---------------------------------------- ----------------------------------------------------------------------------------------
Offered Certificates:                    The Class  I-1A-1,  Class  I-1A-2,  Class I-2A-1,  Class  I-2A-2,  Class I-3A-1,  Class
                                         I-3A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4
                                         and Class I-B-5 Certificates.

---------------------------------------- ----------------------------------------------------------------------------------------
Non-Offered Certificates:                The Class I-B-3 Certificates and Class R Certificates will not be publicly offered.

---------------------------------------- ----------------------------------------------------------------------------------------
Collateral:                              As of the Cut-off Date, the group I mortgage loans consisted of adjustable-rate,  first lien, Alt-A mortgage loans totaling approximately $2,717,000,479.

---------------------------------------- ----------------------------------------------------------------------------------------
Closing Date:                            On or about June 30, 2006.

---------------------------------------- ----------------------------------------------------------------------------------------
Cut-off Date:                            The close of business on June 1, 2006.

---------------------------------------- ----------------------------------------------------------------------------------------
Last Scheduled Distribution Date:        July 25, 2036.

---------------------------------------- ----------------------------------------------------------------------------------------
Distribution Date:                       The  25th  day of each  month  (or if such  25th day is not a  business  day,  the next succeeding business day) commencing on July 2006.

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       12

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Record Date:                             For each class of Offered  Certificates,  the business  day  preceding  the  applicable
                                         Distribution  Date so long as such class of  certificates  are in book-entry  form; and
                                         otherwise  the record  date  shall be the last  business  day of the month  immediately preceding the applicable Distribution Date.

---------------------------------------- ----------------------------------------------------------------------------------------
Delay Days:                               0 (zero) days on all Offered Certificates.

---------------------------------------- ----------------------------------------------------------------------------------------

---------------------------------------- ----------------------------------------------------------------------------------------
Determination Date:                      The  Determination  Date with respect to any Distribution  Date will be the 15th day of the  calendar  month in which such  Distribution  Date  occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

---------------------------------------- ----------------------------------------------------------------------------------------
Interest Accrual Period:                 For any  Distribution  Date with  respect to the  Offered  Certificates,  is the period commencing on the  Distribution  Date of the month  immediately  preceding the month in which the Distribution  Date occurs or, in the case of the first period,  commencing on the  Closing  Date,  and  ending  on the day  preceding  such  Distribution  Date.  All distributions of interest on the Offered  Certificates  will be based on a 360-day year and the actual number of days in the applicable  Interest  Accrual Period.  The Offered
                                         Certificates will initially settle flat (no accrued interest).

---------------------------------------- ----------------------------------------------------------------------------------------
Prepayment Period:                       With respect to the group I mortgage  loans serviced by EMC Mortgage  Corporation,  the
                                         Prepayment  Period with respect to any  Distribution  Date is the period  commencing on the 16th day of the month  prior to the month in which the  related  Distribution  Date occurs and ending on the 15th day of the month in which such  Distribution Date occurs;
                                         and with respect to all other group I mortgage  loans,  the calendar month  immediately proceeding the month in which such Distribution Date occurs

---------------------------------------- ----------------------------------------------------------------------------------------
ERISA Considerations:                    The Underwriter's  Exemption is expected to apply to the Offered  Certificates.  Before purchasing an Offered  Certificate,  a fiduciary of an ERISA Plan should itself confirm that  the  Certificate  constitutes  "securities"  for  purposes  of the  Underwriter's
                                         Exemption and that the specific and general  conditions of the Underwriter's  Exemption and the other requirements set forth in the Underwriter's Exemption would be satisfied.

---------------------------------------- ----------------------------------------------------------------------------------------
Legal Investment:                        The Class  I-1A-1,  Class  I-1A-2,  Class I-2A-1,  Class  I-2A-2,  Class I-3A-1,  Class
                                         I-3A-2,  Class  I-M-1,  Class  I-M-2 and Class  I-B-1  Certificates  will be  "mortgage related  securities" for purposes of the Secondary  Mortgage Market  Enhancement Act of
                                         1984.

---------------------------------------- ----------------------------------------------------------------------------------------
Tax Matters:                             The Trust will be established as one or more REMICs for federal income tax purposes.

---------------------------------------- ----------------------------------------------------------------------------------------
Form of Registration:                    Book-entry form through DTC, Clearstream and Euroclear.

---------------------------------------- ----------------------------------------------------------------------------------------
Minimum Denominations:                   $25,000 and integral multiples of $1 in excess thereof.

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       13

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------  ----------------------------------------------------------------------------------------
Optional Termination:
                                         EMC Mortgage  Corporation  may  repurchase  from the trust all of the mortgage loans at par plus accrued interest when the aggregate  principal balance of the group I mortgage loans is reduced to 20% of the aggregate  principal balance of the mortgage loans as of the Cut-off Date.
---------------------------------------- ----------------------------------------------------------------------------------------
Administrative Fees:                     The sum of the  "Servicing  Fee"  calculated at the  "Servicing Fee Rate" of 0.365% per annum.  Administrative  Fees will be paid  monthly on the stated  principal  balance of the Mortgage Loans.

---------------------------------------- ---------------------------------------------------------------------------------------
Principal & Interest Advances:           Each  servicer  will be obligated to advance,  or cause to be advanced,  cash advances with respect to delinquent  payments of principal  and interest on the mortgage  loans to the extent that the related  servicer  reasonably  believes that such cash advances can be repaid from future payments on the related mortgage loans.  These cash advances are only  intended to maintain a regular  flow of  scheduled  interest  and  principal payments on the  Certificates  and are not  intended to  guarantee  or insure  against losses. If the servicer fails to make delinquency  advances,  the Master Servicer will be  obligated  to make such  advances,  but only in an amount not to exceed the master servicing fee for the related period.

---------------------------------------- ---------------------------------------------------------------------------------------
Compensating Interest:                   Each Servicer is required to pay Compensating Interest up to the amount of the its related Servicing Fee to cover prepayment interest shortfalls ("Prepayment Interest
                                         Shortfalls") due to partial and/or full prepayments on the Mortgage Loans.

---------------------------------------- ---------------------------------------------------------------------------------------
Step-up Coupon:                          If the Optional  Termination is not exercised on the first Distribution Date following the  Distribution  Date on which it could have been  exercised,  the margin on each of the Class I-1A-1,  Class I-1A-2,  Class I-2A-1,  Class I-2A-2,  Class I-3A-1 and Class
                                         I-3A-2  Certificates  will increase to 2.0 times their related initial margins and the margins  on each of the  Class  I-M  Certificates  and  Class  I-B  Certificates  will increase to 1.5 times their related initial margins.

---------------------------------------- ---------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       14

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ---------------------------------------------------------------------------------------
Credit Enhancement:                      1.Excess Spread
                                         -which will initially be equal to  approximately  [220]bps.  per annum (before losses)
                                         as of the Cut-off  Date,  is expected to be  available to cover losses and to build OC commencing on the Distribution Date in July 2006.

                                         2. Any remiaing Cap Payments after  payment of 1 through 4 under "Cap Pyments" below.

                                         3. Overcollateralization
                                         - Initial (% Orig.)          1.10%
                                         - OC Target (% Orig.)        1.10%
                                         - Stepdown (% Current)       2.20%
                                         - OC Floor (% Orig.)         0.50%

                                         4. Subordination (including initial OC)
                                         -  Subordination:  Initially,  19.25%  for the Class  I-1A-1,  Class  I-2A-1 and Class
                                         I-3A-1  Certificates,  9.25% for the  Class  I-1A-2,  Class  I-2A-2  and Class  I-3A-2
                                         Certificates,  6.80%  for the Class  I-M-1  Certificates,  5.40%  for the Class  I-M-2
                                         Certificates,  4.65%  for the Class  I-B-1  Certificates,  3.40%  for the Class  I-B-2
                                         Certificates,  2.10%  for the Class  I-B-3  Certificates,  1.60%  for the Class  I-B-4
                                         Certificates and 1.10% for the Class I-B-5 Certificates.

---------------------------------------- ---------------------------------------------------------------------------------------
Interest Remittance Amount:              With respect to any  Distribution  Date,  that portion of the  available  distribution amount for that  Distribution  Date that represents  interest  received or advanced in respect of the group I mortgage loans.

---------------------------------------- ---------------------------------------------------------------------------------------
Overcollateralization Amount:            The Overcollateralization  Amount with respect to any Distribution Date is the excess, if any, of (i) the  aggregate  principal  balance of the group I mortgage  loans as of the last day of the related Due Period (after  giving effect to scheduled  payments of principal due during the related Due Period,  to the extent received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment Period, and after  reduction for Realized  Losses incurred during the related Due Period) over
                                         (ii) the  aggregate  Certificate  Principal  Balance of the Class A  Certificates  and
                                         Class M Certificates,  after taking into account the  distributions of principal to be made on such Distribution Date.

---------------------------------------- ---------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       15

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ---------------------------------------------------------------------------------------
Overcollateralization                    With  respect to any  Distribution  Date,  (i) prior to the Stepdown  Date,  an amount
Target Amount:                           equal to  approximately  1.10%  of the  aggregate  principal  balance  of the  group I mortgage  loans as of the Cut-off Date,  (ii) on or after the Stepdown Date provided a
                                         Trigger  Event  is not in  effect,  the  greater  of (x)  approximately  2.20%  of the then  current  aggregate  outstanding  principal  balance  of  the  group  I  mortgage loans  as of the  last  day  of  the  related  Due  Period  (after  giving  effect  to scheduled  payments of  principal  due during the  related  Due Period,  to the extent received or advanced,  and  unscheduled  collections of principal  received during the related  Prepayment  Period,  and after  reduction for Realized Losses incurred during the  related  Due  Period)  and (y)  approximately  $13,585,002  or  (iii) on or after
                                         the    Stepdown    Date   and   if   a    Trigger    Event   is   in    effect,    the
                                         Overcollateralization  Target Amount for the immediately preceding  Distribution Date.
                                         The  Overcollateralization  Target Amount for the Offered  Certificates is expected to be fully funded on the Closing Date.

---------------------------------------- ---------------------------------------------------------------------------------------
Overcollateralization                    With respect to any Distribution  Date, an amount equal to the lesser of (i) available
Increase Amount:                         excess   cashflow  from  the  group  I  mortgage   loans   available  for  payment  of
                                         Overcollateralization  Increase  Amount  and  (ii)  the  excess,  if  any,  of (x) the
                                         Overcollateralization   Target  Amount  for  that   Distribution  Date  over  (y)  the
                                         Overcollateralization Amount for that Distribution Date.

---------------------------------------- ---------------------------------------------------------------------------------------
Overcollateralization                    With  respect  to any  Distribution  Date for which the  Excess  Overcollateralization
Release Amount:                          Amount is, or would be, after taking into account all other  distributions  to be made on that  Distribution  Date,  greater than zero,  an amount equal to the lesser of (i)
                                         the  Excess   Overcollateralization   Amount  for  that  Distribution  Date  and  (ii)
                                         principal collected on the group I mortgage loans for that Distribution Date.

---------------------------------------- ---------------------------------------------------------------------------------------
Excess Overcollateralization             With   respect   to   any   Distribution   Date,   the   excess,   if   any,   of  the
Amount:                                  Overcollateralization Amount over the Overcollateralization Target Amount.

---------------------------------------- ---------------------------------------------------------------------------------------
Stepdown Date:                           The earlier to occur of (i) the Distribution  Date on which the aggregate  Certificate
                                         Principal  Balance of the Class I-A Certificates has been reduced to zero and (ii) the later to occur of (x) the  Distribution  Date occurring in June 2009 and (y) the first
                                         Distribution Date for which the aggregate  Certificate  Principal Balance of the Class
                                         I-B and Class I-M Certificates plus the related  Overcollateralization  Amount divided by the aggregate  Stated  Principal  Balance of the mortgage  loans is greater than or equal to 17.40%.
---------------------------------------- ---------------------------------------------------------------------------------------
Credit Enhancement Percentage:           The Credit  Enhancement  Percentage for any Class of Certificates for any Distribution
                                         Date is the percentage  obtained by dividing (x) the aggregate  Certificate  Principal
                                         Balance  of the  class or  classes  subordinate  thereto  (including  the  Class  B-IO
                                         Certificates)  by (y) the aggregate  principal  balance of the group I mortgage loans, calculated  after  taking  into  account  distributions  of  principal  on the group I mortgage loans and distribution of the Principal  Distribution  Amounts to the holders
                                         of  the   Certificates   then   entitled  to   distributions   of  principal  on  such
                                         Distribution Date.
---------------------------------------- ---------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       16

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------

Trigger Event:                           If either the Delinquency Test or the Cumulative Loss Test is violated.

---------------------------------------- ----------------------------------------------------------------------------------------
Delinquency Test:                        The Delinquency  Test is violated on any Distribution  Date if the percentage  obtained by dividing (x) the aggregate  outstanding  principal balance of group I mortgage loans delinquent 60 days or more  (including  group I mortgage loans that are in foreclosure, have been converted to REO Properties or have been  discharged by reason of bankruptcy)
                                         by (y) the aggregate  outstanding  principal  balance of the group I mortgage loans, in each case,  as of the last day of the previous  calendar  month,  exceeds  [31]% of the
                                         Credit Enhancement Percentage.
---------------------------------------- ----------------------------------------------------------------------------------------
Cumulative Loss Test:                    The Cumulative Loss Test is violated on any  Distribution  Date if the aggregate amount of Realized  Losses incurred since the Cut-off Date through the last day of the related
                                         Due  Period  divided  by  the  aggregate   principal  balance  of  the  Mortgage  Loans
                                         as of the  Cut-off  Date  exceeds  the  applicable  percentages  set forth  below  with respect to such Distribution Date:

                                           Distribution Date Occurring in          Percentage
                                           April 2008 through  March 2009           [0.65]%
                                           April 2009 through  March 2010           [1.15]%
                                           April 2010 through  March 2011           [1.65]%
                                           April 2011 and thereafter                [1.95]%
---------------------------------------- ----------------------------------------------------------------------------------------
Realized Losses:                         Any  Realized  Losses on the mortgage  loans will be  allocated  on any  Distribution
                                         Date,  first,  to Net Monthly Excess  Cashflow,  second,  in reduction of the related
                                         Overcollateralization  Amount,  third,  to the Class I-B-5  Certificates  until their
                                         Certificate  Principal  Balance is reduced to zero and,  fourth,  to the Class  I-B-4
                                         Certificates  until  their  Certificate  Principal  Balance  is  reduced to zero and, fifth, to the Class I-B-3 Certificates  until their Certificate  Principal Balance is reduced to zero,  sixth,  to the Class I-B-2  Certificates  until  their  Certificate
                                         Principal  Balance is reduced to zero and  seventh,  to the Class I-B-1  Certificates until  their  Certificate  Principal  Balance is reduced to zero,  to the Class I-M-2
                                         Certificates  until  their  Certificate  Principal  Balance  is  reduced  to zero and seventh,  to the Class I-M-1 Certificates  until their Certificate  Principal Balance is reduced  to zero.  Thereafter,  Realized  Losses on the group I-1  mortgage  loans will be allocated,  first to the Class I-1A-2  Certificates  until zero,  then to the
                                         Class I-1A-1  Certificates.  Realized  Losses on the group I-2 mortgage loans will be allocated,  first to the Class  I-2A-2  Certificates  until  zero,  then to the Class
                                         I-2A-1  Certificates.  Realized  Losses  on the  group  I-3  mortgage  loans  will be allocated,  first to the Class  I-3A-2  Certificates  until  zero,  then to the Class
                                         I-3A-1 Certificates.

                                                                                   Once  Realized  Losses have been  allocated to the Offered  Certificates,  such amounts with  respect  to such  certificates  will no longer  accrue  interest;  however,  such amounts  may be paid  thereafter  to the  extent of funds  available  from Net  Monthly
                                         Excess Cashflow.

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       17

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
                                         For any Distribution Date and the Class I-1A Certificates, the weighted average of the
Net Rate Cap:                            Net Rates on the group I-1 mortgage loans weighted on the basis of the Stated
                                         Principal Balances thereof as of the beginning of the related Due Period minus the aggregate Administrative Fees, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                                         For any Distribution Date and the Class I-2A Certificates, the weighted average of the
                                         Net Rates on the group I-2 mortgage loans weighted on the basis of the Stated
                                         Principal Balances thereof as of the beginning of the related Due Period minus the aggregate Administrative Fees, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                                         For any Distribution Date and the Class I-3A Certificates, the weighted average of the
                                         Net Rates on the group I-3 mortgage loans weighted on the basis of the Stated
                                         Principal Balances thereof as of the beginning of the related Due Period minus the aggregate Administrative Fees, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                                         For any Distribution Date and the Class I-M and Class I-B Certificates, the weighted average of the weighted average of the Net Rates of the mortgage loans in each of the group I-1 and group I-2, weighted in proportion to the excess of the aggregate stated
                                         principal balance of each group over the aggregate certificate principal balance of the senior certificates related to such loan group, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

---------------------------------------- ----------------------------------------------------------------------------------------

---------------------------------------- ----------------------------------------------------------------------------------------
Pass-Through Rates:                      The Pass-Through Rate with respect to each class of Offered Certificates will be the lesser of (x) the London interbank offered rate for one month United States dollar deposits, which we refer to as One-Month LIBOR plus the related Margin, and (y) the related Net Rate Cap.

---------------------------------------- ----------------------------------------------------------------------------------------
Interest Carry Forward Amount:           As of any  Distribution  Date,  generally equal to the sum of (i) the excess of (a) the
                                         Current Interest for such Class with respect to prior  Distribution  Dates over (b) the amount actually  distributed to such Class of Certificates  with respect to interest on or after such prior Distribution Dates and (ii) interest thereon.

---------------------------------------- ----------------------------------------------------------------------------------------
Interest Distribution Amount:            The  Interest  Distribution  Amount for the  Offered  Certificates  of any class on any
                                         Distribution  Date is equal to interest  accrued  during the related  Interest  Accrual
                                         Period on the  Certificate  Principal  Balance of that class  immediately  prior to the
                                         Distribution  Date at the  Pass-Through  Rate for that class, in each case,  reduced by any Prepayment Interest  Shortfalls to the extent not covered by Compensating  Interest payable by the Master  Servicer and any shortfalls  resulting  from the  application of the Relief Act.

---------------------------------------- ----------------------------------------------------------------------------------------
Senior Interest Distribution             The  Senior  Interest  Distribution  Amount for any  Distribution  Date and any Class A
Amount:                                  Certificates is equal to the Interest  Distribution  Amount for such  Distribution Date for the related Class A  Certificates  and the Interest Carry Forward  Amount,  if any,
                                         for that Distribution Date for the related Class A Certificates.

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       18

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Interest Payment Priority:               On each  Distribution  Date, the Interest  Remittance Amount will be distributed in the following order of priority:

                                                  (i)      From  the  related  Interest  Remittance  Amount,  to  holders  of  the  Class
                                                           I-1A, Class I-2A and Class I-3A Certificates,  pro rata, based on the amount of accrued  interest  payable to such classes of certificates,
                                                           the  Senior   Interest   Distribution   Amount   allocable   to  such
                                                           Certificates;.
                                                  (ii)     from  the  remaining  Interest  Remittance  Amount,  to  the  holders  of  the
                                                           Class I-M-1 Certificates,  the Interest  Distribution Amount for such
                                                           Certificates;
                                                  (iv)     from   the   remaining    Interest    Remittance   Amount,   to   the
                                                           holders of the Class I-M-2  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;
                                                  (v)      from   the   remaining    Interest    Remittance   Amount,   to   the
                                                           holders of the Class I-B-1  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;
                                                  (vi)     from   the   remaining    Interest    Remittance   Amount,   to   the
                                                           holders of the Class I-B-2  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;
                                                  (vii)    from   the   remaining    Interest    Remittance   Amount,   to   the
                                                           holders of the Class I-B-3  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;
                                                  (viii)   from   the   remaining    Interest    Remittance   Amount,   to   the
                                                           holders of the Class I-B-4  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;
                                                  (ix)   from   the   remaining    Interest    Remittance    Amount,    to   the
                                                           holders of the Class I-B-5  Certificates,  the Interest  Distribution
                                                           Amount for such Certificates;

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       19

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Principal Payment Priority:              On each  Distribution  Date (a)  prior to the  Stepdown  Date or (b) on which a Trigger
                                         Event  is in  effect,  the  Principal  Distribution  Amounts  shall be  distributed  as follows:

                                         (i)      the  related  Principal  Distribution  Amount,  pro rata to the holders of the
                                                           Class  I-A  Certificates,   in  that  order,  until  the  Certificate
                                                           Principal Balance of each such class has been reduced to zero;
                                                   (ii)    to the  holders  of  the  Class  I-M-1  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i) above,  until the  Certificate  Principal  Balance thereof has been reduced to zero;
                                                  (iii)    to the  holders  of  the  Class  I-M-2  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i) and  (ii)  above,  until  the  Certificate  Principal  Balance thereof has been reduced to zero;
                                                  (iv)     to the  holders  of  the  Class  I-B-1  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i),  (ii)  and  (iii)  above,  until  the  Certificate  Principal
                                                           Balance thereof has been reduced to zero;
                                                  (v)      to the  holders  of  the  Class  I-B-2  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described
                                                           in  (i),  (ii),   (iii)  and  (iv)  above,   until  the   Certificate
                                                           Principal Balance thereof has been reduced to zero;
                                                  (vi)     to the  holders  of  the  Class  I-B-3  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i),  (ii),  (iii),  (iv) and (v)  above,  until  the  Certificate
                                                           Principal Balance thereof has been reduced to zero;
                                                  (vii)  to  the  holders  of  the  Class  I-B-4  Certificates,   any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i),  (ii),  (iii),  (iv) and (v)  above,  until  the  Certificate
                                                           Principal Balance thereof has been reduced to zero;
                                                  (viii)  to  the  holders  of  the  Class  I-B-5  Certificates,  any  Principal
                                                           Distribution  Amount  remaining  after  the  distributions  described in (i),  (ii),  (iii),  (iv) and (v)  above,  until  the  Certificate
                                                           Principal Balance thereof has been reduced to zero;

                                          ---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       20

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Principal Payment Priority:              On each  Distribution  Date  (a) on or  after  the  Stepdown  Date  and (b) on  which a
                                         Trigger Event is not in effect, the Principal  Distribution Amount shall be distributed as follows:

                                                  (i)      the Principal  Distribution  Amount,  pro rata to the holders of the Class I-A
                                                           Certificates,  to the  extent of the Class A  Principal  Distribution
                                                           Amount,  until the Certificate  Principal  Balance of each such class has been reduced to zero;
                                                   (ii)    to  the   holders  of  the  Class  I-M-1   Certificates,   the  Class
                                                           I-M-1   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal Balance thereof has been reduced to zero;
                                                  (iii)    to  the   holders  of  the  Class  I-M-2   Certificates,   the  Class
                                                           I-M-2   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;
                                                  (iv)     to  the   holders  of  the  Class  I-B-1   Certificates,   the  Class
                                                           I-B-1   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;
                                                  (v)      to  the   holders  of  the  Class  I-B-2   Certificates,   the  Class
                                                           I-B-2   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;
                                                  (vi)     to  the   holders  of  the  Class  I-B-3   Certificates,   the  Class
                                                           I-B-3   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;
                                                   (vii)  to  the   holders  of  the  Class   I-B-4   Certificates,   the  Class
                                                           I-B-4   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;
                                                  (viii)  to  the   holders  of  the  Class   I-B-5   Certificates,   the  Class
                                                           I-B-5   Principal   Distribution   Amount,   until  the   Certificate
                                                           Principal  Balance  thereof  has  been  reduced  to  zero;

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       21

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
    Net Monthly Excess Cashflow:
                                                  (i)      To the  holders  of the  class  or  classes  of  Certificates  then entitled to receive  distributions  in respect of principal,  in an amount equal to any related Extra  Principal  Distribution  Amount, payable  to such  holders  as part  of the  Principal  Distribution
                                                           Amount;
                                                  (ii)     To  the  holders  of  the  Class  I-A  Certificates  any  remaining
                                                           Interest    Carryforward    Amount   not   paid   under    Interest
                                                           Distributions above;
                                                  (iii)    To the holders of the Class I-M-1 Certificates,  an amount equal to the Interest  Carryforward  Amount and any Allocated  Realized Loss
                                                           Amount, in that order, for such certificates;
                                                  (i)      To the holders of the Class I-M-2 Certificates,  an amount equal to the Interest  Carryforward  Amount and any Allocated  Realized Loss
                                                           Amount, in that order, for such certificates; (iv)
                                                  (v)      To the holders of the Class I-B-1 Certificates,  an amount equal to the Interest  Carryforward  Amount and any Allocated  Realized Loss
                                                           Amount for such certificate;
                                                  (vi)     To the  holders  of the  Class I-B-2  Certificates, an  amount equal to the  Interest  Carryforward  Amount and any  Allocated  Realized
                                                           Loss Amount for such certificate;
                                                  (vii)    to  the   holders  of  the  Class  I-B-3  Certificates,  an  amount
                                                           equal  to  the  Interest  Carryforward  Amount  and  any  Allocated
                                                           Realized Loss Amount for such certificate;
                                                  (viii)   to  the  holders  of  the  Class  I-B-4  Certificates,  an  amount equal  to  the  Interest  Carryforward  Amount  and  any  Allocated
                                                           Realized Loss Amount for such certificate;
                                                  (ix)     to  the   holders  of  the  Class   I-B-5  Certificates,  an  amount
                                                           equal  to  the  Interest  Carryforward  Amount  and  any  Allocated
                                                           Realized Loss Amount for such certificate;
                                                  (x)      to  the  holders  of  the  Class  I-A  Certificates,   Class  I-M-1
                                                           Certificates,  Class I-M-2 Certificates and Class I-B Certificates,
                                                           in that order,  any Basis Risk Shortfall  Carryforward  Amounts for such certificates; and
                                                  (xi)     To the  holders of the Class R  Certificates,  as  provided  in the pooling and servicing agreement.

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       22

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------

Cap Payments:                            Funds payable under the Yield Maintance Agreement

                                         Funds payable to the trust will be distributed on each  Distribution Date in the following order of priority:

                                                       1)  To the holders of the related class of  Certificates,  the payment of any Basis Risk  Shortfall  Carry  Forward  Amount  for such  distribution date, to the extent not covered by Excess Cashflow for such  distribution date;

                                                       2)  From any  remaining  amounts,  to the holders of the related class of
                                                       Certificates,  the payment of any Current  Interest  and  Interest  Carry
                                                       Forward  Amount  for such class to the  extent  not  covered by  Interest
                                                       Funds or Excess Cashflow on such distribution date;

                                                       3) From any excess amounts  available  from the Cap Contract  relating to the Class I-A  Certificates,  to the Class I-M-1, the Class I-M-2, the
                                                          Class  I-B-1,  the Class I-B-2,  the Class I-B-3,  the Class I-B-4 and
                                                          the Class I-B-5  Certificates,  in that order,  to the extent not paid pursuant to clauses first or second above; and

                                                       4)  From any remaining amounts, for deposit into the Reserve Fund, to cover losses on the Certificates otherwise allocable on such
                                                       Distribution Date.
---------------------------------------- ----------------------------------------------------------------------------------------
Class I-A Principal Distribution         For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of such class I-A  Certificates  immediately  prior to such  Distribution  Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses incurred  during the related  Prepayment  Period) over (b) the aggregate  Stated
                                         Principal  Balance of the  mortgage  loans as of the last day of the related due period
                                         (after  reduction for Realized Losses incurred  during the related  Prepayment  Period)
                                         multiplied  by the  sum of (A)  approximately  16.30%  and (B)  the  Current  Specified
                                         Overcollateralization Percentage.
---------------------------------------- ----------------------------------------------------------------------------------------
Class I-M-1 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-M-1  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date) and (2) the  aggregate  Stated  Principal  Balance of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the related  Prepayment  Period)  multiplied by the sum of (A)
                                         approximately  11.40% and (B) the Current  Specified  Overcollateralization  Percentage
                                         for the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       23

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Class I-M-2 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-M-2  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  and  (3)  the  aggregate  Stated
                                         Principal  Balance of the  mortgage  loans as of the last day of the related due period
                                         (after  reduction for Realized Losses incurred  during the related  Prepayment  Period)
                                         multiplied  by the  sum of (A)  approximately  8.60%  and  (B)  the  Current  Specified
                                         Overcollateralization Percentage for the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------
Class I-B-1 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-B-1  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  (3)  the  aggregate  Certificate
                                         Principal  Balance of the Class  I-M-2  Certificates  (after  taking  into  account the payment  of the  Class  I-M-2  Principal  Distribution  Amounts  for such  Distribution
                                         Date)and (4) the aggregate  Stated  Principal  Balance of the mortgage  loans as of the last day of the  related due period  (after  reduction  for  Realized  Losses  incurred during  the  related  Prepayment  Period)  multiplied  by the sum of (A)  approximately
                                         7.10% and (B) the Current Specified  Overcollateralization  Percentage for the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       24

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Class I-B-2 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-B-2  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  (3)  the  aggregate  Certificate
                                         Principal  Balance of the Class  I-M-2  Certificates  (after  taking  into  account the payment of the Class I-M-2 Principal  Distribution Amounts for such Distribution Date),
                                         (4) the aggregate  Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal  Distribution  Amounts for
                                         such Distribution  Date) and (5) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the related  Prepayment  Period)  multiplied by the sum of (A)
                                         approximately 4.60% and (B) the Current Specified Overcollateralization  Percentage for
                                         the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------
Class I-B-3 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-B-3  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  (3)  the  aggregate  Certificate
                                         Principal  Balance of the Class  I-M-2  Certificates  (after  taking  into  account the payment of the Class I-M-2 Principal  Distribution Amounts for such Distribution Date),
                                         (4) the aggregate  Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal  Distribution  Amounts for
                                         such  Distribution  Date) and (5) the aggregate  Certificate  Principal  Balance of the
                                         Class I-B-2  Certificates  (after  taking  into  account the payment of the Class I-B-2
                                         Principal  Distribution  Amounts  for such  Distribution  Date)  and (6) the  aggregate
                                         Stated  Principal  Balance of the mortgage  loans as of the last day of the related due period (after  reduction for Realized  Losses  incurred  during the related  Prepayment
                                         Period)  multiplied  by  the  sum  of (A)  approximately  2.00%  and  (B)  the  Current
                                         Specified Overcollateralization Percentage for the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       25

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Class I-B-4 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-B-4  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  (3)  the  aggregate  Certificate
                                         Principal  Balance of the Class  I-M-2  Certificates  (after  taking  into  account the payment of the Class I-M-2 Principal  Distribution Amounts for such Distribution Date),
                                         (4) the aggregate  Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal  Distribution  Amounts for
                                         such  Distribution  Date) and (5) the aggregate  Certificate  Principal  Balance of the
                                         Class I-B-2  Certificates  (after  taking  into  account the payment of the Class I-B-2
                                         Principal   Distribution  Amounts  for  such  Distribution  Date),  (6)  the  aggregate
                                         Certificate  Principal  Balance of the Class  I-B-3  Certificates  (after  taking  into account  the  payment  of the  Class  I-B-3  Principal  Distribution  Amounts  for such
                                         Distribution  Date),  and (7) the aggregate  Stated  Principal  Balance of the mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the related  Prepayment  Period)  multiplied by the sum of (A)
                                         approximately 1.00% and (B) the Current Specified Overcollateralization  Percentage for
                                         the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       26

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Class I-B-5 Principal Distribution       For any  Distribution  Date on or after the Stepdown  Date on which a Trigger  Event is
Amount:                                  not in effect, an amount equal to the excess (if any) of (x) the Certificate  Principal
                                         Balance of the Class I-B-5  Certificates  immediately  prior to such  Distribution Date over (y) the excess of (a) the  aggregate  Stated  Principal  Balance  of the  mortgage loans as of the last day of the  related  due  period  (after  reduction  for  Realized
                                         Losses  incurred  during the  related  Prepayment  Period)  over (b) the sum of (1) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (after taking into  account  the  payment of the Class I-A  Principal  Distribution  Amounts for such
                                         Distribution  Date),  (2) the  aggregate  Certificate  Principal  Balance  of the Class
                                         I-M-1 Certificates  (after taking into account the payment of the Class I-M-1 Principal
                                         Distribution  Amounts  for  such  Distribution  Date)  (3)  the  aggregate  Certificate
                                         Principal  Balance of the Class  I-M-2  Certificates  (after  taking  into  account the payment of the Class I-M-2 Principal  Distribution Amounts for such Distribution Date),
                                         (4) the aggregate  Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal  Distribution  Amounts for
                                         such  Distribution  Date) and (5) the aggregate  Certificate  Principal  Balance of the
                                         Class I-B-2  Certificates  (after  taking  into  account the payment of the Class I-B-2
                                         Principal   Distribution  Amounts  for  such  Distribution  Date),  (6)  the  aggregate
                                         Certificate  Principal  Balance of the Class  I-B-3  Certificates  (after  taking  into account  the  payment  of the  Class  I-B-3  Principal  Distribution  Amounts  for such
                                         Distribution Date), (7) the aggregate  Certificate Principal Balance of the Class I-B-4
                                         Certificates  (after  taking into  account  the  payment of the Class  I-B-4  Principal
                                         Distribution  Amounts  for  such  Distribution  Date),  and  (8) the  aggregate  Stated
                                         Principal  Balance of the  mortgage  loans as of the last day of the related due period
                                         (after  reduction for Realized Losses incurred  during the related  Prepayment  Period)
                                         multiplied  by the  sum of (A)  approximately  0.00%  and  (B)  the  Current  Specified
                                         Overcollateralization Percentage for the mortgage pool.
---------------------------------------- ----------------------------------------------------------------------------------------
Yield Maintenance Agreement:             The issuer will  benefit  from a series of interest  rate cap  payments  from the Yield
                                         Maintenance  Provider pursuant to yield maintenance  agreements  purchased with respect to the hybrid ARM  mortgage  loans.  The Yield  Maintenance  Agreement  is  intended to partially  mitigate  the  interest  rate risk that  could  result  from the  difference between  the  Formula  Rate on the  Certificates  and the Net WAC Cap Rate (the  "Yield
                                         Maintenance Agreement").
                                         On each Distribution Date,  payments under the Yield Maintenance  Agreements will be an amount equal to the product of (i) the excess of one-month LIBOR for such  Distribution
                                         Date over the strike rate, (ii) the lesser of (a) the Certificate  Principal Balance of the respective class for such  Distribution  Date and (b) the notional balance based on certain  prepayment speeds for such class on such Distribution Date as set forth below, and (iii) the actual  number of days in the  corresponding  accrual  period  divided by
                                         360. It is anticipated that the Yield Maintenance  Agreement will include the following terms in the below table:
                                         See Exhibit I for a schedule of Certificate Notional Amount by month.
                                         See Below Strike Rates schedule by month.
---------------------------------------- ----------------------------------------------------------------------------------------
Prefunding Account:                      On the  Closing  Date cash in an amount no more than 25% of the Group I  mortgage  loan pool,  will be  deposited  into the  Pre-Funding  Account.  The amounts will be used to purchase  additional  Mortgage  Loans during the period ending no later than  September
                                         28,  2006  (the  "Pre-Funding  Period"),.  Any  balance  remaining  in the  Pre-Funding
                                         Account  will be  distributed  as  principal  to the Class I-A  Certificateholders  (as applicable) on the following Distribution Date.

---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       27

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

---------------------------------------- ----------------------------------------------------------------------------------------
Static Pool  Information:                Information  concerning the sponsor's prior  residential  mortgage loan  securitization involving  prime or  alternative-a  mortgage  loans secured by first lien  mortgages or deeds of trust in residential  real properties  issued by the depositor is available on
                                         the                                     internet                                     at
                                         http://www.bearstearns.com/transactions/sami_ii/balta2006-4/index.html.     On     this
                                         website,  you can view for each of these  securitizations,  summary pool information as of the applicable  securitization  cut-off date and  delinquency,  cumulative loss, and prepayment  information as of each  distribution  date by  securitization  for the past five yearts,  or since the  applicable  securitization  closing date if the  applicable securitization  closing date  occurred  less than five years from the date of this term sheet. Each of these mortgage loan  securitizations is unique, and the  characteristics of each  securiutized  mortgage  loan  poolvaries  from each  other as well as from the mortgage loans to be included in the trust that will issue the certificates  offered by this term  sheet.  In  addition,  the  performance  information  relating  to the prior securitizations  described  above  may have  been  influenced  by  factors  beyond  the sponsor's  contol such as housing  prices and market  interest  rates.  Therefore,  the performance  of  these  prior  mortgage  loan  securitizations  is  likely  not  to  be indicative of the future  performance of the mortgage loans to be included in the trust related to this offering.
---------------------------------------- ----------------------------------------------------------------------------------------

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       28

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

                                            Exhibit I
                       Yield Maintenance Notional Balance and Strike Rate Schedule
                                (All Notional Balances run at 24%CPR)

   Distribution      Class I-1A     Class I-1A    Class I-2A     Class I-2A    Class I-3A    Class I-3A
       Date           Notional        Strike       Notional        Strike       Notional       Strike
    25-Jul-06       900,047,000        7.11       942,227,000       7.39       623,405,000      6.98
    25-Aug-06       876,438,280        7.11       917,612,367       7.39       607,129,296      6.98
    25-Sep-06       854,339,631        7.11       894,569,928       7.39       591,893,023      6.98
    25-Oct-06       832,744,280        7.15       872,050,101       7.39       577,002,177      6.98
    25-Nov-06       811,642,709        7.15       850,041,049       7.39       562,448,962      6.98
    25-Dec-06       791,021,266        7.18       828,531,186       7.39       548,225,700      6.98
    25-Jan-07       770,870,058        7.18       807,509,200       7.39       534,324,915      6.98
    25-Feb-07       751,178,204        7.18       786,964,036       7.39       520,739,338      6.98
    25-Mar-07       731,934,973        7.26       766,884,889       7.39       507,461,791      6.98
    25-Apr-07       713,135,024        7.26       747,261,197       7.39       494,485,294      6.98
    25-May-07       694,762,969        7.28       728,082,638       7.39       481,803,028      6.98
    25-Jun-07       676,806,136        7.29       709,339,127       7.39       469,408,325      6.98
    25-Jul-07       659,257,841        7.29       691,020,802       7.39       457,294,670      6.98
    25-Aug-07       642,108,813        7.29       673,118,029       7.39       445,455,696      6.98
    25-Sep-07       625,349,993        7.29       655,621,388       7.39       433,885,180      6.98
    25-Oct-07       608,972,533        7.32       638,521,727       7.39       422,577,038      6.98
    25-Nov-07       592,967,211        7.32       621,809,996       7.39       411,525,326      6.98
    25-Dec-07       577,326,452        7.32       605,476,951       7.39       400,724,233      6.98
    25-Jan-08       562,041,644        7.32       589,514,519       7.39       390,168,082      6.98
    25-Feb-08       547,104,986        7.32       573,914,249       7.39       379,851,321      6.98
    25-Mar-08       532,508,275        7.51       558,667,932       7.58       369,768,526      6.98
    25-Apr-08       518,249,974        7.57       543,767,998       7.58       359,914,396      6.98
    25-May-08       504,315,989        7.60       529,206,120       7.58       350,283,749      6.98
    25-Jun-08       490,699,180        7.60       514,974,251       7.58       340,871,522      6.98
    25-Jul-08       477,392,180        7.60       501,065,315       7.58       331,672,764      6.98
    25-Aug-08       464,387,954        7.60       487,471,993       7.58       322,682,638      6.98
    25-Sep-08       451,679,623        7.60       474,187,131       7.65       313,896,417      6.98
    25-Oct-08       439,260,466        7.64       461,203,735       7.65       305,309,479      7.00
    25-Nov-08       427,123,915        7.64       448,514,974       7.65       296,917,309      7.00
    25-Dec-08       415,263,554        7.64       436,114,166       7.65       288,715,509      7.00
    25-Jan-09       403,673,108        7.64       423,994,785       7.65       280,699,748      7.00
    25-Feb-09       392,346,444        7.68       412,150,452       7.65       272,865,810      7.00
    25-Mar-09       381,277,009        7.68       400,574,929       7.69       265,209,574      7.00
    25-Apr-09       370,459,528        7.68       389,262,124       7.69       257,727,014      7.00
    25-May-09       359,888,277        7.75       378,206,081       7.69       250,414,192      7.00
    25-Jun-09       349,559,306        7.75       367,400,978       7.69       243,267,266      7.00
    25-Jul-09       339,464,972        7.75       356,841,126       7.69       236,282,503      7.00
    25-Aug-09       339,464,972        7.75       356,841,126       7.69       236,282,503      7.00
    25-Sep-09       335,345,397        7.75       352,530,939       7.69       233,431,539      7.00
    25-Oct-09       327,686,486        7.86       344,517,234       7.69       228,130,819      7.00
    25-Nov-09       320,192,567        7.86       336,685,441       7.69       222,950,357      7.00
    25-Dec-09       312,869,411        7.86       329,031,435       7.69       217,887,426      7.00
    25-Jan-10       305,713,136        7.86       321,551,185       7.69       212,939,363      7.00
    25-Feb-10       298,719,946        7.86       314,240,751       7.69       208,103,564      7.00

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       29

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

   Distribution      Class I-1A     Class I-1A    Class I-2A     Class I-2A    Class I-3A    Class I-3A
       Date           Notional        Strike       Notional        Strike       Notional       Strike
    25-Mar-10       291,886,135        7.86       307,096,283       7.69       203,377,484      7.00
    25-Apr-10       285,208,077        7.93       300,114,018       7.69       198,758,636      7.00
    25-May-10       278,678,736        7.93       293,290,277       7.69       194,244,590      7.00
    25-Jun-10       272,298,282        7.93       286,621,465       7.69       189,832,970      7.03
    25-Jul-10       266,063,327        7.93       280,104,069       7.69       185,521,457      7.03
    25-Aug-10       259,970,561        8.05       273,734,655       7.69       181,307,787      7.03
    25-Sep-10       254,016,807        8.05       267,509,869       7.69       177,189,737      7.03
    25-Oct-10       248,198,842        8.05       261,426,428       7.69       173,165,021      7.03
    25-Nov-10       242,513,580        8.09       255,481,129       7.69       169,231,595      7.03
    25-Dec-10       236,958,422        8.09       249,670,838       7.69       165,387,434      7.03
    25-Jan-11       231,530,247        8.09       243,992,493       7.69       161,630,516      7.03
    25-Feb-11       226,225,887        8.23       238,442,761       7.69       157,958,862      7.03
    25-Mar-11       221,037,081        8.23       233,019,068       7.69       154,370,490      7.03
    25-Apr-11       215,966,431        8.41       227,718,554       8.07       150,863,563      7.07

  Distribution     Class I-M-1   Class I-M-1    Class I-M-2    Class I-M-2    Class I-B-1    Class I-B-1
      Date          Notional        Strike       Notional        Strike        Notional        Strike
    25-Jul-06      66,567,000        6.99       38,038,000        7.01        20,378,000        7.03
    25-Aug-06      66,567,000        6.99       38,038,000        7.01        20,378,000        7.03
    25-Sep-06      66,567,000        6.99       38,038,000        7.01        20,378,000        7.03
    25-Oct-06      66,567,000        6.99       38,038,000        7.01        20,378,000        7.03
    25-Nov-06      66,567,000        6.99       38,038,000        7.01        20,378,000        7.03
    25-Dec-06      66,567,000        7.01       38,038,000        7.03        20,378,000        7.05
    25-Jan-07      66,567,000        7.01       38,038,000        7.03        20,378,000        7.05
    25-Feb-07      66,567,000        7.01       38,038,000        7.03        20,378,000        7.05
    25-Mar-07      66,567,000        7.05       38,038,000        7.07        20,378,000        7.09
    25-Apr-07      66,567,000        7.05       38,038,000        7.07        20,378,000        7.09
    25-May-07      66,567,000        7.05       38,038,000        7.07        20,378,000        7.09
    25-Jun-07      66,567,000        7.05       38,038,000        7.07        20,378,000        7.09
    25-Jul-07      66,567,000        7.05       38,038,000        7.07        20,378,000        7.09
    25-Aug-07      66,567,000        7.05       38,038,000        7.07        20,378,000        7.09
    25-Sep-07      66,567,000        7.05       38,038,000        7.07        20,378,000        7.09
    25-Oct-07      66,567,000        7.05       38,038,000        7.07        20,378,000        7.09
    25-Nov-07      66,567,000        7.08       38,038,000        7.10        20,378,000        7.12
    25-Dec-07      66,567,000        7.08       38,038,000        7.10        20,378,000        7.12
    25-Jan-08      66,567,000        7.08       38,038,000        7.10        20,378,000        7.12
    25-Feb-08      66,567,000        7.08       38,038,000        7.10        20,378,000        7.12
    25-Mar-08      66,567,000        7.20       38,038,000        7.22        20,378,000        7.24
    25-Apr-08      66,567,000        7.24       38,038,000        7.26        20,378,000        7.28
    25-May-08      66,567,000        7.24       38,038,000        7.26        20,378,000        7.28
    25-Jun-08      66,567,000        7.24       38,038,000        7.26        20,378,000        7.28
    25-Jul-08      66,567,000        7.24       38,038,000        7.26        20,378,000        7.28
    25-Aug-08      66,567,000        7.24       38,038,000        7.26        20,378,000        7.28
    25-Sep-08      66,567,000        7.28       38,038,000        7.30        20,378,000        7.32
    25-Oct-08      66,567,000        7.28       38,038,000        7.30        20,378,000        7.32
    25-Nov-08      66,567,000        7.28       38,038,000        7.30        20,378,000        7.32
    25-Dec-08      66,567,000        7.29       38,038,000        7.31        20,378,000        7.33

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       30

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

  Distribution     Class I-M-1   Class I-M-1    Class I-M-2    Class I-M-2    Class I-B-1    Class I-B-1
      Date          Notional        Strike       Notional        Strike        Notional        Strike
    25-Jan-09      66,567,000        7.28       38,038,000        7.30        20,378,000        7.32
    25-Feb-09      66,567,000        7.28       38,038,000        7.30        20,378,000        7.32
    25-Mar-09      66,567,000        7.31       38,038,000        7.33        20,378,000        7.35
    25-Apr-09      66,567,000        7.31       38,038,000        7.33        20,378,000        7.35
    25-May-09      66,567,000        7.34       38,038,000        7.36        20,378,000        7.38
    25-Jun-09      66,567,000        7.34       38,038,000        7.36        20,378,000        7.38
    25-Jul-09      66,567,000        7.34       38,038,000        7.36        20,378,000        7.38
    25-Aug-09      66,567,000        7.34       32,904,295        7.36        17,394,695        7.38
    25-Sep-09      55,528,230        7.34       31,730,179        7.36        16,998,727        7.38
    25-Oct-09      54,264,144        7.38       31,007,849        7.40        16,611,755        7.42
    25-Nov-09      53,028,214        7.38       30,301,609        7.40        16,233,403        7.42
    25-Dec-09      51,820,376        7.38       29,611,421        7.40        15,863,651        7.42
    25-Jan-10      50,639,992        7.38       28,936,921        7.40        15,502,302        7.42
    25-Feb-10      49,486,438        7.38       28,277,752        7.40        15,149,168        7.42
    25-Mar-10      48,359,106        7.38       27,633,567        7.40        14,804,060        7.42
    25-Apr-10      47,257,400        7.41       27,004,026        7.43        14,466,797        7.45
    25-May-10      46,180,529        7.41       26,388,676        7.43        14,137,137        7.45
    25-Jun-10      45,128,142        7.41       25,787,316        7.43        13,814,973        7.45
    25-Jul-10      44,099,685        7.41       25,199,631        7.43        13,500,133        7.45
    25-Aug-10      43,094,613        7.46       24,625,308        7.48        13,192,453        7.50
    25-Sep-10      42,112,400        7.46       24,064,048        7.48        12,891,770        7.50
    25-Oct-10      41,152,515        7.46       23,515,546        7.48        12,597,923        7.50
    25-Nov-10      40,214,457        7.46       22,979,517        7.48        12,310,758        7.50
    25-Dec-10      39,297,757        7.46       22,455,692        7.48        12,030,130        7.50
    25-Jan-11      38,401,921        7.46       21,943,790        7.48        11,755,890        7.50
    25-Feb-11      37,526,439        7.52       21,443,518        7.54        11,487,881        7.56
    25-Mar-11      36,670,537        7.53       20,954,435        7.55        11,225,866        7.57
    25-Apr-11      35,834,089        7.75       20,476,468        7.77        10,969,806        7.79

  Distribution     Class I-B-2   Class I-B-2    Class I-B-3    Class I-B-3    Class I-B-4    Class I-B-4    Class I-B-5    Class I-B-5
      Date          Notional        Strike       Notional        Strike        Notional        Strike        Notional        Strike
    25-Jul-06      33,963,000        6.91       35,321,000        6.06        13,585,000        5.21        13,585,000        5.21
    25-Aug-06      33,963,000        6.91       35,321,000        6.06        13,585,000        5.21        13,585,000        5.21
    25-Sep-06      33,963,000        6.91       35,321,000        6.06        13,585,000        5.21        13,585,000        5.21
    25-Oct-06      33,963,000        6.91       35,321,000        6.06        13,585,000        5.21        13,585,000        5.21
    25-Nov-06      33,963,000        6.91       35,321,000        6.06        13,585,000        5.21        13,585,000        5.21
    25-Dec-06      33,963,000        6.93       35,321,000        6.08        13,585,000        5.23        13,585,000        5.23
    25-Jan-07      33,963,000        6.93       35,321,000        6.08        13,585,000        5.23        13,585,000        5.23
    25-Feb-07      33,963,000        6.93       35,321,000        6.08        13,585,000        5.23        13,585,000        5.23
    25-Mar-07      33,963,000        6.97       35,321,000        6.12        13,585,000        5.27        13,585,000        5.27
    25-Apr-07      33,963,000        6.97       35,321,000        6.12        13,585,000        5.27        13,585,000        5.27
    25-May-07      33,963,000        6.97       35,321,000        6.12        13,585,000        5.27        13,585,000        5.27
    25-Jun-07      33,963,000        6.97       35,321,000        6.12        13,585,000        5.27        13,585,000        5.27
    25-Jul-07      33,963,000        6.97       35,321,000        6.12        13,585,000        5.27        13,585,000        5.27
    25-Aug-07      33,963,000        6.97       35,321,000        6.12        13,585,000        5.27        13,585,000        5.27
    25-Sep-07      33,963,000        6.97       35,321,000        6.12        13,585,000        5.27        13,585,000        5.27

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       31

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

  Distribution     Class I-B-2   Class I-B-2    Class I-B-3    Class I-B-3    Class I-B-4    Class I-B-4    Class I-B-5    Class I-B-5
      Date          Notional        Strike       Notional        Strike        Notional        Strike        Notional        Strike
    25-Oct-07      33,963,000        6.97       35,321,000        6.12        13,585,000        5.27        13,585,000        5.27
    25-Nov-07      33,963,000        7.00       35,321,000        6.15        13,585,000        5.30        13,585,000        5.30
    25-Dec-07      33,963,000        7.00       35,321,000        6.15        13,585,000        5.30        13,585,000        5.30
    25-Jan-08      33,963,000        7.00       35,321,000        6.15        13,585,000        5.30        13,585,000        5.30
    25-Feb-08      33,963,000        7.00       35,321,000        6.15        13,585,000        5.30        13,585,000        5.30
    25-Mar-08      33,963,000        7.12       35,321,000        6.27        13,585,000        5.42        13,585,000        5.42
    25-Apr-08      33,963,000        7.16       35,321,000        6.31        13,585,000        5.46        13,585,000        5.46
    25-May-08      33,963,000        7.16       35,321,000        6.31        13,585,000        5.46        13,585,000        5.46
    25-Jun-08      33,963,000        7.16       35,321,000        6.31        13,585,000        5.46        13,585,000        5.46
    25-Jul-08      33,963,000        7.16       35,321,000        6.31        13,585,000        5.46        13,585,000        5.46
    25-Aug-08      33,963,000        7.16       35,321,000        6.31        13,585,000        5.46        13,585,000        5.46
    25-Sep-08      33,963,000        7.20       35,321,000        6.35        13,585,000        5.50        13,585,000        5.50
    25-Oct-08      33,963,000        7.20       35,321,000        6.35        13,585,000        5.50        13,585,000        5.50
    25-Nov-08      33,963,000        7.20       35,321,000        6.35        13,585,000        5.50        13,585,000        5.50
    25-Dec-08      33,963,000        7.21       35,321,000        6.36        13,585,000        5.51        13,585,000        5.51
    25-Jan-09      33,963,000        7.20       35,321,000        6.35        13,585,000        5.50        13,585,000        5.50
    25-Feb-09      33,963,000        7.20       35,321,000        6.35        13,585,000        5.50        13,585,000        5.50
    25-Mar-09      33,963,000        7.23       35,321,000        6.38        13,585,000        5.53        13,585,000        5.53
    25-Apr-09      33,963,000        7.23       35,321,000        6.38        13,585,000        5.53        13,585,000        5.53
    25-May-09      33,963,000        7.26       35,321,000        6.41        13,585,000        5.56        13,585,000        5.56
    25-Jun-09      33,963,000        7.26       35,321,000        6.41        13,585,000        5.56        13,585,000        5.56
    25-Jul-09      33,963,000        7.26       35,321,000        6.41        13,585,000        5.56        13,585,000        5.56
    25-Aug-09      28,990,874        7.26       30,150,065        6.41        11,596,179        5.56        11,596,179        5.56
    25-Sep-09      28,330,934        7.26       29,463,737        6.41        11,332,207        5.56        11,332,207        5.56
    25-Oct-09      27,685,987        7.30       28,793,003        6.45        11,074,232        5.60        11,074,232        5.60
    25-Nov-09      27,055,407        7.30       28,137,209        6.45        10,822,003        5.60        10,822,003        5.60
    25-Dec-09      26,439,158        7.30       27,496,320        6.45        10,575,508        5.60        10,575,508        5.60
    25-Jan-10      25,836,917        7.30       26,869,998        6.45        10,334,615        5.60        10,334,615        5.60
    25-Feb-10      25,248,365        7.30       26,257,913        6.45        10,099,197        5.60        10,099,197        5.60
    25-Mar-10      24,673,191        7.30       25,659,741        6.45         9,869,131        5.60         9,869,131        5.60
    25-Apr-10      24,111,092        7.33       25,075,167        6.48         9,644,295        5.63         9,644,295        5.63
    25-May-10      23,561,664        7.33       24,503,770        6.48         9,424,527        5.63         9,424,527        5.63
    25-Jun-10      23,024,728        7.33       23,945,365        6.48         9,209,756        5.63         9,209,756        5.63
    25-Jul-10      22,500,001        7.33       23,399,657        6.48         8,999,868        5.63         8,999,868        5.63
    25-Aug-10      21,987,206        7.38       22,866,358        6.53         8,794,753        5.68         8,794,753        5.68
    25-Sep-10      21,486,073        7.38       22,345,187        6.53         8,594,303        5.68         8,594,303        5.68
    25-Oct-10      20,996,333        7.38       21,835,864        6.53         8,398,409        5.68         8,398,409        5.68
    25-Nov-10      20,517,728        7.38       21,338,123        6.53         8,206,970        5.68         8,206,970        5.68
    25-Dec-10      20,050,021        7.38       20,851,714        6.53         8,019,890        5.68         8,019,890        5.68
    25-Jan-11      19,592,958        7.38       20,376,377        6.53         7,837,068        5.68         7,837,068        5.68
    25-Feb-11      19,146,280        7.44       19,911,838        6.59         7,658,399        5.74         7,658,399        5.74
    25-Mar-11      18,709,592        7.45       19,457,690        6.60         7,483,727        5.75         7,483,727        5.75
    25-Apr-11      18,282,830        7.67       19,013,864        6.82         7,313,024        5.97         7,313,024        5.97

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       32

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

                                              Exhibit II
                                       Available Funds Rate Cap

                      Class I-1A-1  Class I-1A-2  Class I-2A-1  Class I-2A-2   Class I-3A-1   Class I-3A-2
    Distribution       Effective     Effective     Effective     Effective      Effective      Effective
        Date             Coupon        Coupon        Coupon        Coupon         Coupon         Coupon
      25-Jul-06          5.440         5.510         5.450         5.510          5.440          5.500
      25-Aug-06          11.500        11.500        11.500        11.500         11.500         11.500
     Thereafter          11.500        11.500        11.500        11.500         11.500         11.500

                    Class I-M-1    Class I-M-2   Class I-B-1   Class I-B-2    Class I-B-3
   Distribution      Effective     Effective     Effective      Effective      Effective
       Date            Coupon        Coupon        Coupon         Coupon         Coupon
    25-Jul-06          5.630          5.630         5.650         5.730          6.580
    25-Aug-06          11.500        11.500        11.500         11.500         11.500
    Thereafter         11.500        11.500        11.500         11.500         11.500

                               Class I-B-4   Class I-B-5
               Distribution     Effective    Effective
                   Date           Coupon       Coupon
                25-Jul-06         7.430         7.430
                25-Aug-06         11.500       11.500
                Thereafter        11.500       11.500

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       33

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

                                                              Exhibit III
                                                             Yield Tables

Class I-1A-1 to Call

Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 6.69          4.54          3.34         2.60          2.08         1.71          1.22         0.93
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           168          117            86           67            54           45            33           25
Yield                     5.58          5.58          5.59         5.59          5.59         5.59          5.59         5.59

Class I-1A-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 6.69          4.54          3.34         2.60          2.08         1.71          1.22         0.93
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           168          117            86           67            54           45            33           25
Yield                     5.66          5.66          5.66         5.66          5.66         5.66          5.66         5.66

Class I-2A-1 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 6.75          4.56          3.35         2.61          2.09         1.71          1.23         0.93
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           168          117            86           67            54           45            33           25
Yield                     5.59          5.60          5.60         5.60          5.60         5.60          5.60         5.60

Class I-2A-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 6.75          4.56          3.35         2.61          2.09         1.71          1.23         0.93
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           168          117            86           67            54           45            33           25
Yield                     5.66          5.66          5.66         5.66          5.66         5.66          5.66         5.66

Class I-3A-1 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 6.77          4.57          3.35         2.61          2.09         1.71          1.23         0.93
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           168          117            86           67            54           45            33           25
Yield                     5.58          5.58          5.59         5.59          5.59         5.59          5.59         5.59

Class I-3A-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 6.77          4.57          3.35         2.61          2.09         1.71          1.23         0.93
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           168          117            86           67            54           45            33           25
Yield                     5.65          5.65          5.65         5.65          5.65         5.65          5.65         5.65

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       34

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

Class I-M-1 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 11.48         7.84          5.76         4.56          3.89         3.57          2.74         2.07
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     8/25/2009    9/25/2009    10/25/2009    3/25/2009     7/25/2008
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           91            67            50           30            16            6            1             1
Yield                     5.76          5.76          5.76         5.76          5.76         5.76          5.76         5.76

Class I-M-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 11.48         7.84          5.76         4.56          3.87         3.50          2.74         2.07
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    8/25/2009    10/25/2009    3/25/2009     7/25/2008
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           91            67            50           31            17            6            1             1
Yield                     5.78          5.78          5.78         5.78          5.78         5.78          5.78         5.78

Class I-B-1 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 11.48         7.84          5.76         4.54          3.84         3.46          2.74         2.07
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    8/25/2009     9/25/2009    3/25/2009     7/25/2008
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           91            67            50           31            17            7            1             1
Yield                     5.80          5.80          5.80         5.80          5.80         5.80          5.80         5.80

Class I-B-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 11.48         7.84          5.76         4.54          3.84         3.45          2.74         2.07
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    8/25/2009     8/25/2009    3/25/2009     7/25/2008
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           91            67            50           31            17            8            1             1
Yield                     5.89          5.89          5.89         5.89          5.89         5.89          5.88         5.89

Class I-B-3 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 11.48         7.84          5.76         4.54          3.83         3.42          2.74         2.07
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    7/25/2009     8/25/2009    3/25/2009     7/25/2008
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           91            67            50           31            18            8            1             1
Yield                     6.77          6.77          6.77         6.77          6.77         6.77          6.77         6.77

Class I-B-4 to Call
Price:98-0+            10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 11.48         7.84          5.76         4.54          3.82         3.39          2.74         2.07
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    7/25/2009     7/25/2009    3/25/2009     7/25/2008
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           91            67            50           31            18            9            1             1
Yield                     7.93          8.02          8.11         8.20          8.29         8.35          8.50         8.75

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       35

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

Class I-B-5 to Call
Price 83-26            10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 11.48         7.84          5.76         4.54          3.82         3.38          2.74         2.07
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    7/25/2009     7/25/2009    3/25/2009     7/25/2008
Prin. End Date          6/25/2020    3/25/2016     8/25/2013     1/25/2012    12/25/2010    3/25/2010    3/25/2009     7/25/2008
Prin. Window Len           91            67            50           31            18            9            1             1
Yield                     10.16        10.89         11.73         12.57        13.33         13.93        15.23         17.46

Class I-1A-1 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 7.58          5.33          3.99         3.13          2.52         2.07          1.43         0.97
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date          9/25/2034    5/25/2031     1/25/2027     3/25/2023    5/25/2020     2/25/2018    12/25/2014    6/25/2009
Prin. Window Len           339          299           247           201          167           140          102           36
Yield                     5.59          5.60          5.60         5.61          5.61         5.61          5.61         5.60

Class I-1A-2 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 7.58          5.33          3.99         3.13          2.52         2.07          1.43         0.97
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date          9/25/2034    5/25/2031     1/25/2027     3/25/2023    5/25/2020     2/25/2018    12/25/2014    6/25/2009
Prin. Window Len           339          299           247           201          167           140          102           36
Yield                     5.67          5.68          5.68         5.69          5.69         5.69          5.69         5.67

Class I-2A-1 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 7.70          5.38          4.02         3.15          2.54         2.08          1.44         0.97
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date         12/25/2034    9/25/2031     4/25/2027     5/25/2023    6/25/2020     3/25/2018    1/25/2015     6/25/2009
Prin. Window Len           342          303           250           203          168           141          103           36
Yield                     5.61          5.61          5.62         5.62          5.62         5.62          5.62         5.61

Class I-2A-2 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 7.70          5.38          4.02         3.15          2.54         2.08          1.44         0.97
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date         12/25/2034    9/25/2031     4/25/2027     5/25/2023    6/25/2020     3/25/2018    1/25/2015     6/25/2009
Prin. Window Len           342          303           250           203          168           141          103           36
Yield                     5.67          5.68          5.69         5.69          5.69         5.69          5.69         5.67

Class I-3A-1 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 7.76          5.40          4.03         3.15          2.54         2.08          1.44         0.97
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date         12/25/2034    9/25/2031     4/25/2027     5/25/2023    6/25/2020     3/25/2018    1/25/2015     6/25/2009
Prin. Window Len           342          303           250           203          168           141          103           36
Yield                     5.60          5.60          5.60         5.61          5.61         5.61          5.61         5.60

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       36

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

Class I-3A-2 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 7.76          5.40          4.03         3.15          2.54         2.08          1.44         0.97
Prin. Start Date        7/25/2006    7/25/2006     7/25/2006     7/25/2006    7/25/2006     7/25/2006    7/25/2006     7/25/2006
Prin. End Date         12/25/2034    9/25/2031     4/25/2027     5/25/2023    6/25/2020     3/25/2018    1/25/2015     6/25/2009
Prin. Window Len           342          303           250           203          168           141          103           36
Yield                     5.66          5.67          5.67         5.68          5.68         5.68          5.68         5.66

Class I-M-1 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 13.69         9.78          7.37         5.86          4.97         4.46          4.14         4.92
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     8/25/2009    9/25/2009    10/25/2009    2/25/2010     6/25/2009
Prin. End Date          1/25/2035    11/25/2031    6/25/2027     7/25/2023    8/25/2020     4/25/2018    2/25/2015    12/25/2012
Prin. Window Len           266          255           216           168          132           103           61           43
Yield                     5.78          5.78          5.79         5.79          5.79         5.79          5.81         5.85

Class I-M-2 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 13.69         9.79          7.37         5.86          4.95         4.40          3.94         4.22
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    8/25/2009    10/25/2009    12/25/2009    5/25/2010
Prin. End Date          2/25/2035    12/25/2031    7/25/2027     9/25/2023    9/25/2020     5/25/2018    2/25/2015     1/25/2013
Prin. Window Len           267          256           217           171          134           104           63           33
Yield                     5.80          5.80          5.81         5.81          5.81         5.81          5.84         5.87

Class I-B-1 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 13.69         9.79          7.37         5.85          4.93         4.36          3.85         3.93
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    8/25/2009     9/25/2009    11/25/2009    3/25/2010
Prin. End Date          2/25/2035    1/25/2032     8/25/2027     9/25/2023    9/25/2020     6/25/2018    3/25/2015     1/25/2013
Prin. Window Len           267          257           218           171          134           106           65           35
Yield                     5.82          5.83          5.83         5.84          5.84         5.84          5.86         5.89

Class I-B-2 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 13.69         9.79          7.37         5.85          4.93         4.35          3.78         3.72
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    8/25/2009     8/25/2009    10/25/2009   12/25/2009
Prin. End Date          2/25/2035    2/25/2032     9/25/2027    10/25/2023    10/25/2020    6/25/2018    3/25/2015     1/25/2013
Prin. Window Len           267          258           219           172          135           107           66           38
Yield                     5.91          5.91          5.92         5.93          5.93         5.93          5.95         5.99

Class I-B-3 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 13.69         9.79          7.37         5.85          4.91         4.32          3.70         3.52
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    7/25/2009     8/25/2009    8/25/2009     9/25/2009
Prin. End Date          3/25/2035    3/25/2032     10/25/2027   11/25/2023    11/25/2020    7/25/2018    4/25/2015     2/25/2013
Prin. Window Len           268          259           220           173          137           108           69           42
Yield                     6.82          6.85          6.87         6.88          6.89         6.89          6.93         7.03

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       37

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group I
Marketing Materials

Class I-B-4 to Maturity
Price:98-0+            10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 13.69         9.79          7.37         5.85          4.90         4.29          3.65         3.41
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    7/25/2009     7/25/2009    8/25/2009     8/25/2009
Prin. End Date          3/25/2035    3/25/2032     10/25/2027   11/25/2023    11/25/2020    7/25/2018    4/25/2015     2/25/2013
Prin. Window Len           268          259           220           173          137           109           69           43
Yield                     7.99          8.10          8.20         8.29          8.37         8.42          8.56         8.77

Class I-B-5 to Maturity
Price 83-26            10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 13.69         9.79          7.37         5.85          4.90         4.28          3.63         3.35
Prin. Start Date       12/25/2012    9/25/2010     7/25/2009     7/25/2009    7/25/2009     7/25/2009    7/25/2009     8/25/2009
Prin. End Date          3/25/2035    3/25/2032     11/25/2027   12/25/2023    11/25/2020    8/25/2018    4/25/2015     2/25/2013
Prin. Window Len           268          259           221           174          137           110           70           43
Yield                     10.08        10.69         11.37         12.05        12.65         13.15        13.89         14.43

This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       38

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

________________________________________________________________________________
                               Contact Information

                                     Contacts

MBS Trading

Paul Van Lingen                                        Tel: (212) 272-4976
Senior Managing Director                               pvanlingen@bear.com

MBS Structuring

Mark Michael                                           Tel: (212) 272-5451
Managing Director                                      mmichael@bear.com

MBS Banking

Jeff Maggard                                           Tel: (212) 272-9457
Managing Director                                      jmaggard@bear.com

David Rush                                             Tel: (212) 272-1230
Analyst                                                drush1@bear.com

Syndicate

Carol Fuller                                           Tel: (212) 272-4955
Senior Managing Director                               cfuller@bear.com

Angela Ward                                            Tel: (212) 272-4955
Vice-President                                         award@bear.com

Rating Agencies

Ken Epstein - S&P                                      Tel: (212) 438-4065
kenneth_epstein@standardandpoors.com

Karen Ramallo - Moody's                                Tel: (212) 553-0370
                                                       Karen.Ramallo@moodys.com
________________________________________________________________________________

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       39

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

New Issue Marketing Materials

$ 1,403,766,000 (approximate)
Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4 Group II

Structured Asset Mortgage Investments II Inc.
Depositor

Wells Fargo Bank, National Association
Master Servicer

Bear, Stearns & Co. Inc.
Lead Underwriter

All Statistical Information is based upon information as of June 8, 2006

June 15, 2006

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       40

                                              STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a  registration  statement  (including  a  prospectus)  with the SEC for the  offering to which this free  writing prospectus  relates.  Before you  invest,  you should  read the  prospectus  in the  registration  statement  and other  documents  the depositor has filed with the SEC for more complete  information  about the depositor,  the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at  www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free  writing  prospectus  does not contain all  information  that is  required  to be  included  in the base  prospectus  and the
prospectus   supplement.   Please   click   here   http://www.bearstearns.com/prospectus/sami   or   visit   the   following   website:
www.bearstearns.com/prospectus/sami for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The  Information  in this free  writing  prospectus  supersedes  information  contained in any prior  similar  free writing  prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of non-delivery.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       41

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

                                          SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information  contained in the attached materials (the  "Information") may include various forms of performance  analysis,  security characteristics and securities pricing estimates for the securities  described  therein.  Should you receive Information that refers to the "Statement  Regarding  Assumptions and Other Information",  please refer to this statement instead. The Information is illustrative
and is not intended to predict actual results which may differ  substantially  from those  reflected in the  Information.   Performance
analysis  is based on certain  assumptions  with  respect to  significant  factors  that may prove not to be as  assumed.   Performance
results are based on  mathematical  models that use inputs to calculate  results.  As with all models,  results may vary  significantly
depending  upon the value  given to the  inputs.   Inputs to these  models  include but are not  limited  to:  prepayment  expectations
(econometric  prepayment models, single expected lifetime prepayments or a vector of periodic  prepayments),  interest rate assumptions
(parallel and nonparallel  changes for different maturity  instruments),  collateral  assumptions  (actual pool level data,  aggregated
pool level  data,   reported  factors or imputed  factors),  volatility  assumptions  (historically  observed or implied  current)  and reported information  (paydown factors,  rate resets,  remittance reports and trustee  statements).  Models used in any analysis may be
proprietary,  the results  therefore,  may be difficult for any third party to reproduce.   Contact your registered  representative for
detailed explanations of any modeling techniques employed in the Information.

The  Information  may not reflect the impact of all  structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest  rates.  You should consider  whether the behavior of these  securities  should be
tested using  assumptions  different from those included in the  Information.   The assumptions  underlying the Information,  including
structure and collateral,  may be modified from time to time to reflect changed facts and  circumstances.   Offering  Documents contain
data that is current as of their  publication  dates and after  publication  may no longer be accurate,  complete or current.   Contact
your  registered  representative  for Offering  Documents,  current  Information  or additional  materials,  including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

 Any pricing  estimates  Bear Stearns has supplied at your request (a) represent our view, at the time  determined,  of the  investment value of the  securities  between the  estimated  bid  and offer levels,  the spread  between  which may be  significant  due to market volatility or  illiquidity,  (b) do not  constitute a bid by Bear Stearns or any other person for any security,  (c) may not constitute prices at which the  securities  could have been  purchased  or sold in any market at any time,  (d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory,  and may not take into  account  the size of a position  you have in the  security,  and (e) may have been  derived  from matrix  pricing  that uses data relating to other securities whose prices are more readily  ascertainable to produce a hypothetical  price based on the estimated yield spread relationship between the securities.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       42

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the
Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

                                                        $1,403,766,000 (approx)
                                                       Bear Stearns Alt-A Trust
                                      Mortgage Pass-Through Certificates, Series 2006-4 Group II
                                                       Hybrid ARM Mortgage Loans
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
               Certificate    Ratings                    Interest                                Collateral
                                            Credit                                   Prin
                                            Enhance                       WAL       Window                        Certificate
   Class        Size (1)                   %age (2)      Rate Type       (yrs)      (mos.)          Type              Type
---------------------------------------------------------------------------------------------------------------------------------
                                                      Offered Certificates
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
  II-1A-1      $67,230,000     AAA/Aaa      16.50%        WAC (3)        1.82        1-34          3-Yr.        Group II-1 Super
                                                                                                   Hybrid          Senior PT
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                   Group II-1
  II-1A-2      $6,642,000      AAA/Aa1       8.25%        WAC (3)        1.82        1-34          3-Yr.             Senior
                                                                                                   Hybrid           Support
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                   Group II-1
   II-1X      Notional (4)     AAA/Aaa        N/A        Fixed (4)       1.82         N/A          3-Yr.             Senior
                                                                                                   Hybrid        Interest Only
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
  II-2A-1     $534,106,000     AAA/Aaa      16.50%      Floater (5)      2.47        1-60     5-Yr. Conforming  Group II-2 Super
                                                                                                   Hybrid          Senior PT
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                   Group II-2
  II-2X-1     Notional (6)     AAA/Aaa        N/A         WAC (6)        2.47         N/A     5-Yr. Conforming       Senior
                                                                                                   Hybrid        Interest Only
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                   Group II-2
  II-2A-2      $52,770,000     AAA/Aa1       8.25%        WAC (7)        2.47        1-60     5-Yr. Conforming       Senior
                                                                                                   Hybrid           Support
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       43

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                   Group II-2
  II-2X-2     Notional (8)     AAA/Aaa        N/A        Fixed (8)       2.47         N/A     5-Yr. Conforming       Senior
                                                                                                   Hybrid        Interest Only
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3A-1     $161,815,000     AAA/Aaa      16.50%        WAC (9)        0.50        1-12          5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3X-1     Notional (10)    AAA/Aaa        N/A       Fixed (10)       0.50         N/A          5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3A-2     $202,231,000     AAA/Aaa      16.50%       WAC (11)        2.00        12-40         5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3X-2     Notional (12)    AAA/Aaa        N/A        WAC (12)        2.00         N/A          5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3A-3      $25,000,000     AAA/Aaa      16.50%        WAC (9)        2.00        12-40         5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3X-3     Notional (13)    AAA/Aaa        N/A       Fixed (13)       2.00         N/A          5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3A-4      $75,981,000     AAA/Aaa      16.50%        WAC (9)        4.00        40-57         5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3X-4     Notional (14)    AAA/Aaa        N/A       Fixed (14)       4.00         N/A          5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3A-5     $132,150,000     AAA/Aaa      16.50%        WAC (9)        4.80        57-60         5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3X-5     Notional (15)    AAA/Aaa        N/A       Fixed (15)       4.80         N/A          5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3A-6      $59,003,000     AAA/Aa1       8.25%        WAC (9)        2.47        1-60          5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
                                                                                                                Group II-3 Super
  II-3X-6     Notional(16)     AAA/Aaa        N/A       Fixed (16)       4.80         N/A          5-Yr.             Senior
                                                                                                   Hybrid          Sequential
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
  II-B-1       $50,237,000      AA/Aa2       4.75%       WAC (17)        4.19        1-60     Total Portfolio   Group II Crossed
                                                                                                                  Subordinate
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
  II-B-2       $22,965,000       A/A2        3.15%       WAC (17)        4.19        1-60     Total Portfolio   Group II Crossed
                                                                                                                  Subordinate
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
  II-B-3       $13,636,000     BBB/Baa2      2.20%       WAC (17)        4.19        1-60     Total Portfolio   Group II Crossed
                                                                                                                  Subordinate
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       44

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

---------------------------------------------------------------------------------------------------------------------------------
                                                    Non-Offered Certificates
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
  II-B-4       $13,636,000      BB/NR        1.25%       WAC (17)        4.19        1-60     Total Portfolio   Group II Crossed
                                                                                                                  Subordinate
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
  II-B-5       $10,765,000       B/NR        0.50%       WAC (17)        4.19        1-60     Total Portfolio   Group II Crossed
                                                                                                                  Subordinate
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------
  II-B-6       $7,178,881       NR/NR        0.00%       WAC (17)        4.19        1-60     Total Portfolio   Group II Crossed
                                                                                                                  Subordinate
------------ ---------------- ----------- ------------ -------------- ------------ ---------- ----------------- -----------------

(1)  Senior Certificates are subject to a variance of +/- 10%. In the case of the Subordinate Certificates, the certificate sizes are subject to any variance required to maintain the ratings as described above.

(2)  The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off
     Date and additional rating agency analysis.

(3)  Up to and including the distribution date in [March 2009], The Class II-1A-1 Certificates and Class II-1A-2 Certificates
     will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-1
     Mortgage Loans minus [0.616]%.  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.750]%. After the distribution date in [March 2009], the Class II-1A-1 Certificates and Class II-1A-2
     Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-1 Mortgage
     Loans.

(4)  Up to and including the distribution date in [March 2009], the Class II-1X Certificates will bear interest at a fixed pass-through rate equal to [0.616]% based on a notional balance equal to the aggregate current principal balance of the Class
     II-1A-1 Certificates and Class II-1A-2 Certificates. After the distribution date in  [March 2009], the Class II-1X Certificates will not bear any interest.

(5)  The Pass-Through Rate for the Class II-2A-1 Certificates will be the least of (a) a fixed rate equal to 5.650% and (b) the applicable Net Rate Cap.

(6)  The Pass-Through Rate for the Class II-2X-1 Certificates will be entitled receive the excess, if any of the weighted average of the Net Rates of the Group II-2 Mortgage Loans over (b) the Pass-Through Rate on the Class II-2A-1 Certificates based on a notional amount equal to the certificate principal balance of the Class II-2A-1 Certificates.

(7)  Up to and including the distribution date in [April 2011], The Class II-2A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-2 Mortgage Loans minus [0.394]%.  The
     Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.000]%. After the distribution date in [April 2011], the Class II-2A-2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-2 Mortgage Loans.

(8)  Up to and including the distribution date in [April 2011], the Class II-2X-2 Certificates will bear interest at a fixed pass-through rate equal to [0.394]% based on a notional balance equal to the aggregate current principal balance of the Class
     II-2A-2 Certificates. After the distribution date in [April 2011], the Class II-2X Certificates will not bear any interest.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       45

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

(9)  Up to and including the distribution date in [April 2011], the Class II-3A-1, Class II-3A-3, Class  II-3A-4, Class II-3A-5
     and Class II-3A-6 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the
     Net Rates of the Group II-3 Mortgage Loans minus [0.540]. [0.540], [0.597]%, [0.720]% and [0.540]%, respectively.  The
     Pass-Through Rate on the Class II-3A-1, Class II-3A-3, Class  II-3A-4, Class II-3A-5 and Class II-3A-6 Certificates with respect to the first Interest Accrual Period is expected to be approximately [6.000]%, [6.000]%, [5.943]%, [5.820]% and [6.000]%,
     respectively. After the distribution date in [April 2011], the Class II-3A-1, Class II-3A-3, Class  II-3A-4, Class II-3A-5 and
     Class II-3A-6 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-3
     Mortgage Loans.

(10) Up to and including the distribution date in [April 2011], the Class II-3X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.540]% based on a notional balance equal to the aggregate current principal balance of the Class
     II-3A-1 Certificates. After the distribution date in [April 2011], the Class II-3X-1 Certificates will not bear any interest.

(11) The Pass-Through Rate for the Class II-3A-2 Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the applicable Net Rate Cap, as defined herein. The Class II-3A-2 Certificates will bear interest on a actual/360 basis. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class II-3A-2 Certificates will increase to 2 times the original margin.

(12) The Pass-Through Rate for the Class II-3X-2 Certificates will be entitled receive the excess, if any of the weighted average of the Net Rates of the Group II-3 Mortgage Loans over (b) the Pass-Through Rate on the Class II-3A-2 Certificates based on a notional amount equal to the certificate principal balance of the Class II-3A-2 Certificates.

(13) Up to and including the distribution date in [April 2011], the Class II-3X-3 Certificates will bear interest at a fixed pass-through rate equal to [0.540]% based on a notional balance equal to the aggregate current principal balance of the Class
     II-3A-3 Certificates. After the distribution date in [April 2011], the Class II-3X-3 Certificates will not bear any interest.

(14) Up to and including the distribution date in [April 2011], the Class II-3X-4 Certificates will bear interest at a fixed pass-through rate equal to [0.597]% based on a notional balance equal to the aggregate current principal balance of the Class
     II-3A-4 Certificates. After the distribution date in [April 2011], the Class II-3X-4 Certificates will not bear any interest.

(15) Up to and including the distribution date in [April 2011], the Class II-3X-5 Certificates will bear interest at a fixed pass-through rate equal to [0.720]% based on a notional balance equal to the aggregate current principal balance of the Class
     II-3A-5 Certificates. After the distribution date in [April 2011], the Class II-3X-5 Certificates will not bear any interest.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       46

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

(16) Up to and including the distribution date in [April 2011], the Class II-3X-6 Certificates will bear interest at a fixed pass-through rate equal to [0.540]% based on a notional balance equal to the aggregate current principal balance of the Class
     II-3A-6 Certificates. After the distribution date in [April 2011], the Class II-3X-6 Certificates will not bear any interest.

(17)     The Class II-B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the aggregate Current Principal Balance of the related Class of
     Senior Certificates.  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately
     [6.465]%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       47

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

Description of the Collateral:
The  Mortgage Loans are indexed to the conventional, adjustable rate Six-Month LIBOR, One-Year LIBOR and One-Year CMT indexed mortgage loans with initial rate adjustments occurring either five or ten years after the date of origination ("Hybrid Arms").  The
Mortgage Loans are secured by first liens on one- to four-family residential properties.  Approximately 89.83% (by principal balance)
of the mortgage pool allow for payments of interest only for terms of 3, 5, or 10 years. After such interest only period, such mortgage loans will fully amortize over its remaining term. The remaining approximately 10.17% of the mortgage loans fully amortize over their original term (generally 30-years).  Below is a further summary of the collateral characteristics of the Mortgage Loans by each mortgage loan group and the total pool (expected, as of June 1, 2005):

>>       The mortgage loans have penalties for full or partial prepayments in the percentages in the immediately following table and further detailed in the attached Collateral Tables. The prepayment penalties are generally soft, therefore borrowers will not be required to pay the penalty if house is sold.  On hard prepay penalties the Servicer cannot waive the prepayment penalty, unless enforcement would violate applicable state laws.

       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
          Group         No        6        7 Months     24        30        36         42          60
                      PrePay   Months       to 12     Months     Months   Months     Months      Months
                               or Less     Months
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
        Group II-1     73.17%     0.34%       6.01%     1.34%     0.00%     19.14%     0.00%      0.00%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
        Group II-2     58.19%     2.95%       4.09%     2.11%     0.00%     32.40%     0.00%      0.26%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
        Group II-3     59.28%     4.37%       6.79%     1.56%     0.00%     27.91%     0.00%      0.08%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
          Total        59.57%     3.51%       5.55%     1.80%     0.00%     29.42%     0.00%      0.15%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------

>>       Approximately 17.26% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and
         Freddie Mac).
>>       The two states with the largest concentration are California (30.02%) and Florida (11.28%).
>>       The non-zero weighted average FICO score is 710.
>>       The weighted average LTV is 75.86%. The weighted average CLTV including subordinate financing at the time of origination is
         90.37%.
>>       Approximately 0.01% of the mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.

------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
                           % of      Gross      Net      WAM     Gross      Net     Initial    Period      Max     Mos
          MLG              Pool       WAC       WAC     (mos.)   Margin    Margin     Cap       Cap       Rate     to
                                                                                                                   Roll
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
  II-1 - 3 yr. Hybrid      5.61      6.743%    6.366%    357     2.586%    2.209%    3.115%    1.642%    12.673%    33
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
     II-2 - 5 yr.          44.56     6.754%    6.394%    358     2.445%    2.085%    5.215%    1.465%    11.982%    58
   Conforming Hybrid
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
     II-3 - 5 yr.          49.83     6.905%    6.540%    358     2.404%    2.038%    5.179%    1.366%    12.098%    58
 Non-Conforming Hybrid
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
        Totals:             100      6.829%    6.465%    358     2.432%    2.069%    5.080%    1.426%    12.078%    56
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------

                                                              NOTE: the information related to the mortgage loans described herein reflects information as of the June 1, 2005.  It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off
                                                              Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the
                                                              Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       48

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

Summary of Terms:

Depositor:                          Structured Asset Mortgage Investments II Inc.

Seller:                             EMC Mortgage Corporation.

Underlying Servicer                 The Mortgage Loans will be serviced by EMC Mortgage Corporation (approx. 77.38%),
                                    Indymac (approximately 10.51%), HSBC Mortgage (approximately 7.52%), and 10 other servicers that are each equal to or under 2% of the entire pool.

Originator:                         The Originators for the Mortgage Loans are EMC Mortgage Corporation (approximately
                                    75.58%), Indymac (approximately 10.51%), Bear Stearns Residential Mortgage
                                    (approximately 6.17%), and 18 other originators that are each under 2% of the entire pool.

Master Servicer/ Paying Agent:      Wells Fargo Bank, National Association.

Trustee                             Citibank, N.A.

Underwriter:                        Bear, Stearns & Co. Inc.

Cut-off Date:                       June 1, 2006.

Closing Date:                       June 30, 2006.

Rating Agency:                      The senior certificates will be rated by two of the three rating agencies and the subordinate certificates will be rated by one of the three rating agencies. The rating agencies include Standard & Poor's ("S&P"), Moody's Investors Service
                                    ("Moody's") and Fitch Ratings ("Fitch").

Legal Structure:                    The Trust will be established as one or more REMIC's for federal income tax purposes.

Optional Clean-Up Call:             The Depositor, or its designee, may purchase all the loans in the trust after the scheduled principal balance of the mortgage loans remaining in the trust has been reduced to less than 10% of the scheduled principal balance of the mortgage loans as of the Cut-off Date, thereby causing termination and early retirement of the certificates.
Distribution Date:                  25th day of each month (or if such 25th day is not a business day, the next succeeding), commencing in July, 2006.

Last Scheduled Distribution Date:   July 25, 2036.

Offered Certificates:               The Class II-1A-1, Class II-1A-2, Class II-1X, Class II-2A-1, Class II-2X-1, Class
                                    II-2A-2, Class II-2X-2, Class II-3A-1, Class II-3X-1, Class II-3A-2, Class II-3X-2,
                                    Class II-3A-3, Class II-3X-3, Class II-3A-4, Class II-3X-4, Class II-3A-5, Class
                                    II-3X-5, Class II-3A-6, Class II-3X-6, Class II-B-1, Class II-B-2 and Class II-B-3
                                    Certificates.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       49

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

Non-Offered Certificates:           The Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.

Remittance Type:                    Scheduled/Scheduled.

Registration:                       The Offered Certificates will be available in book-entry form through DTC,
                                    Clearstream and Euroclear.

ERISA Considerations:               The Offered Certificates are expected to be eligible for purchase by ERISA plans.  A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

SMMEA Eligibility:                  The Offered Certificates, other than the Class are expected to constitute "mortgage related securities" for purposes of SMMEA.

Denominations:                      The Offered Certificates are issuable in minimum denominations of an original amount of $100,000 and multiples of $1 in excess thereof.

Record Date:                        With respect to the Certificates, other than the Class II-3A-2 Certificates, and any
                                    Distribution Date, the last day of the prior calendar month.  With respect to the
                                    Class II-3A-2 Certificates, the day prior to the Distribution Date.

Delay Days:                         With respect to the Certificates, other than the Class II-3A-2 Certificates, 24 days. With respect to the Class II-3A-2 Certificates, 0 days.

Interest Accrual Period:            The Interest Accrual Period on the Certificates, other than the Class II-3A-2
                                    Certificates, and any Distribution Date is the one-month period preceding the month in which such distribution date occurs prior to such Distribution Date.
                                    Distributions of interest on the Certificates will be based on a 360-day year and a
                                    30 day month.

                                    With respect to the Class II-3A-2 Certificates, and any Distribution Date, the
                                    period commencing on the Distribution Date of the month immediately preceding the month in which the Distribution Date occurs or, in the case of the first period, commencing on the Closing Date, and ending on the day preceding such Distribution
                                    Date.

                                    With respect to the Mortgage Loans serviced by EMC Mortgage Corporation, the
Prepayment Period:                  Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs; and with respect to all other Mortgage Loans, the calendar month immediately proceeding the month in which such Distribution Date occurs.

Compensating Interest:              On each Distribution Date, the Servicers are required to pay Compensating Interest up to the amount of the related Servicing Fee to cover prepayment interest shortfalls due to partial and/or full prepayments on the mortgage loans that occurred during the Prepayment Period.
                                    The Servicers are obligated to advance delinquent mortgagor payments through the
Advancing Obligation:               date of liquidation of an REO property to the extent deemed recoverable.

Prepayment Assumption:              A 100% prepayment assumption assumes that the outstanding principal balance of the
                                    Mortgage Loans prepays at a constant prepayment rate ("CPR") of 25% in every month of the life of such pool.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       50

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

Servicing Fee:                      With respect to each mortgage loan, a fee that accrues at the related Servicing Fee
                                    Rate on the same principal balance on which the interest on the mortgage loan accrues for the calendar month. The Weighted Average Servicing Fee Rate for the pool of mortgage loans is 0.363% per annum.

Underwriting Standards:             The mortgage loans were underwritten to the guidelines of the Originators as more fully described in the prospectus supplement.

Credit Enhancement:                 Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Subordinate Certificates provide credit support for the Senior Certificates and other Subordinate Certificates with a lower class designation.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       51

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

Cash-Flow Description:           Distributions on the Certificates will be made on the 25th day of each month (or the next business day). Distributions on the Senior Certificates will generally be made from the Available Funds of the related Loan Group.  Distributions on the Class II-B
                                 Certificates will be made from Available Funds of all four Loan Groups.  "Available
                                 Funds" for any distribution date and with respect to each Loan Group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicers for such distribution date in respect of the Mortgage Loans in the related Loan Group, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments and
                                 (4) under limited circumstances, certain prepayments allocated from the Available Funds of another Loan Group, net of (x) fees payable to, and amounts reimbursable to, the
                                 Master Servicer, the Servicers, the Securities Administrator, the Trustee and the
                                 Custodian and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account.  Available Funds for each Loan Group will be distributed according to the following priority:

                                 Available Funds:

                                 Group II-1 Available Funds
                                 1)       Payments of interest to the holders of the Class II-1A-1,  Class II-1A-2 and
                                          Class II-1X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                 2)       Payments of principal to the holders of the Class II-1A-1 Certificates and
                                          Class II-1A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan
                                          Group II-1.

                                 Group II-2 Available Funds
                                 1)       Payments of interest to the holders of the Class II-2A-1, Class II-2A-2, Class
                                          II-2X-1 and Class II-2X-2 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                 2)       Payments of principal to the holders of the Class II-2A-1 Certificates and
                                          Class II-2A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan
                                          Group II-2.

                                 Group II-3 Available Funds
                                 1)       Payments of interest to the holders of the Class II-3A-1, Class II-3A-2, Class
                                          II-3A-3, Class II-3A-4, Class II-3A-5, Class II-3A-6, Class II-3X-1, Class
                                          II-3X-2, Class II-3X-3, Class II-3X-4, Class II-3X-5 and Class II-3X-6
                                          Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on pages 2 and 3 hereof); and
                                 2)       Payments of principal to the holders of the Class II-3A Certificates, concurrently, as follows:
                                          a.       to the Class II-3A-1, Class II-3A-2, Class II-3A-3, Class II-3A-4, Class
                                                   II-3A-5 Certificates, in the following order:

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       52

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

                                                               - first, to the Class II-3A-1 until zero,
                                                               - second, to the Class II-3A-2 and Class II-3A-3, pro rata, until zero,
                                                               - third, to the Class II-3A-4, until zero; and
                                                               - finally, to the Class II-3A-5; and
                                          b.       to the Class II-3A-6.

                                 Class II-B Certificates Available Funds
                                 1)       Payment of interest sequentially to the Class II-B Certificates, the interest due and payable for such distribution date;
                                 2)       Payment of interest remaining undistributed from previous distribution dates sequentially to the Class II-B Certificates; and
                                 3)       Such class's allocable share for such distribution date.

Shifting Interest:               The Senior Certificates will be entitled to receive 100% of the prepayments on the
                                                                             Mortgage
                                  Loans up to and including June 2013. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate
                                 Percentage over the next five years provided that (i) the principal balance of the
                                                                             Mortgage
                                  Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the
                                  Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii)
                                 cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or
                                 50% of the aggregate original subordinate principal balance for each test date.

                                 Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a)
                                 on or prior to June 2009, 20% or b) after June 2009, 30%, then prepayments will be allocated among all certificates on a pro rata basis.

                                 If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:            Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                 Certificates outstanding beginning with the Class II-B-6 Certificates, until the
                                 Certificate Principal Balance of each Subordinate Class has been reduced to zero.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       53

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

                                 Thereafter, Realized Losses on the Group II-1 Mortgage Loans will be allocated first to the Class II-1A-2 Certificates until reduced to zero and then to the Class II-1A-1
                                 Certificates, Realized Losses on the Group II-2 Mortgage Loans will be allocated first to the Class II-2A-2 Certificates until zero and then to the Class II-2A-1 Certificates and Realized Losses on the Group II-3 Mortgage Loans will be allocated first to the
                                 Class II-3A-6 Certificates until reduced to zero and then, to the Class II-3A-1, Class
                                 II-3A-2, Class II-3A-3, Class II-3A-4 and Class II-3A-5 Certificates, pro rata.

Corridor Cap Agreement:          The issuer will  benefit from  interest  rate cap  payments  from the Yield  Maintenance
                                 Provider pursuant to Corridor Cap Agreement  purchased with respect to the Class II-3A-2
                                 Certificates.  The Yield  Maintenance  Agreement is intended to  partially  mitigate the interest  rate risk that could  result from the  difference  between the Formula Rate on the  Certificates and the Net WAC Cap Rate for the related  Certificates  (the "Corridor
                                 Cap Agreement").

                                 On each Distribution  Date,  payments under the Yield Maintenance  Agreements will be an amount equal to the product of (i) the excess of one-month  LIBOR for such  Distribution
                                 Date over the strike rate, (ii) the lesser of (a) the Certificate  Principal  Balance of the respective  class for such  Distribution  Date and (b) the notional balance based on certain  prepayment  speeds for such class on such Distribution Date as set forth below, and (iii) the actual number of days in the corresponding  accrual period divided by 360.
                                 It is anticipated  that the Corridor Cap Agreement  will include the following  terms in the below table:
                                 See Exhibit I for a schedule of Certificate Notional Amount by month.
                                 See Below Strike Rates schedule by month.

Cap Payments:                    Funds payable under the Corridor Cap Agreement to the

                                 Funds payable to the trust pursuant to the Corridor Cap Agreement will be distributed on each  Distribution Date in the following order of priority:

                                               1)  To the holders of the Class II-3A-2  Certificates,  the payment of any
                                               Basis Risk Shortfall Carry Forward Amount for such distribution date;

                                               2)  From any  remaining  amounts,  to the  holders  of the  Class  II-3A-2
                                               Certificates,  the  payment of any Current  Interest  and  Interest  Carry
                                               Forward  Amount for such class to the extent not covered by Interest Funds on such distribution date;

                                               3)  Any remaining amounts, to the Class II-3X-2 Certificates.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       54

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4, Group II
Computational Materials

Static Pool  Information:
                                 Information concerning the sponsor's prior residential mortgage loan securitization involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.bearstearns.com/transactions/sami_ii/balta2006-4/index.html
                                 On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet.  Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control such as housing prices and market interest rates.
                                 Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       55

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II

                     Exhibit I
   Distribution     Class II-3A-2    Class II-3A-2
       Date            Notional         Strike
    25-Jul-06        202,231,000         7.71
    25-Aug-06        202,231,000         6.19
    25-Sep-06        202,231,000         6.19
    25-Oct-06        202,231,000         6.40
    25-Nov-06        202,231,000         5.81
    25-Dec-06        202,231,000         6.63
    25-Jan-07        202,231,000         6.40
    25-Feb-07        202,231,000         5.99
    25-Mar-07        202,231,000         6.87
    25-Apr-07        202,231,000         6.40
    25-May-07        202,231,000         6.40
    25-Jun-07        202,231,000         6.19
    25-Jul-07        201,056,130         6.40
    25-Aug-07        190,743,402         5.71
    25-Sep-07        180,675,720         6.53
    25-Oct-07        170,847,269         6.30
    25-Nov-07        161,252,372         5.89
    25-Dec-07        151,885,484         6.30
    25-Jan-08        142,741,196         6.30
    25-Feb-08        133,814,223         6.09
    25-Mar-08        125,099,407         6.53
    25-Apr-08        116,591,715         6.09
    25-May-08        108,286,228         5.89
    25-Jun-08        100,178,149         6.53
    25-Jul-08         92,262,792         6.30
    25-Aug-08         84,535,583         6.04
    25-Sep-08         76,992,055         6.04
    25-Oct-08         69,627,849         5.84
    25-Nov-08         62,438,710         6.48
    25-Dec-08         55,420,481         6.04
    25-Jan-09         49,133,710         6.04
    25-Feb-09         43,003,043         6.25
    25-Mar-09         37,024,692         6.72
    25-Apr-09         31,194,962         5.66
    25-May-09         25,510,247         6.48
    25-Jun-09         19,967,026         6.25
    25-Jul-09         14,561,863         5.84
    25-Aug-09         9,810,488          6.48
    25-Sep-09         5,172,004          6.04
    25-Oct-09          643,729           6.04

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.

                                                                       56

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-3 Group II

                                                       Class II-3A-2 Yield Table
Class II-3A-2 to Call
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 5.39          3.52          2.58         2.00          1.62         1.34          0.98         0.74
Prin. Start Date        3/25/2009    3/25/2008     10/25/2007    6/25/2007    4/25/2007     2/25/2007    12/25/2006   11/25/2006
Prin. End Date          6/25/2015    5/25/2012     10/25/2010   10/25/2009    2/25/2009     8/25/2008    1/25/2008     8/25/2007
Prin. Window Len           76            51            37           29            23           19            14           10
Yield                     5.57          5.57          5.57         5.57          5.57         5.57          5.57         5.58

Class II-3A-2 to Maturity
Price: 100-00          10.00% CPR    15.00% CPR    20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR    45.00% CPR   55.00% CPR
Avg. Life                 5.39          3.52          2.58         2.00          1.62         1.34          0.98         0.74
Prin. Start Date        3/25/2009    3/25/2008     10/25/2007    6/25/2007    4/25/2007     2/25/2007    12/25/2006   11/25/2006
Prin. End Date          6/25/2015    5/25/2012     10/25/2010   10/25/2009    2/25/2009     8/25/2008    1/25/2008     8/25/2007
Prin. Window Len           76            51            37           29            23           19            14           10
Yield                     5.57          5.57          5.57         5.57          5.57         5.57          5.57         5.58

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 21, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.

                                                                       57

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4 Group III
Marketing Materials

________________________________________________________________________________
                            Contact Information

                                  Contacts

MBS Trading

Paul Van Lingen                                        Tel: (212) 272-4976
Senior Managing Director                               pvanlingen@bear.com

MBS Structuring

Mark Michael                                           Tel: (212) 272-5451
Managing Director                                      mmichael@bear.com

MBS Banking

Jeff Maggard                                           Tel: (212) 272-9457
Managing Director                                      jmaggard@bear.com

David Rush                                             Tel: (212) 272-1230
Analyst                                                drush1@bear.com

Syndicate

Carol Fuller                                           Tel: (212) 272-4955
Senior Managing Director                               cfuller@bear.com

Angela Ward                                            Tel: (212) 272-4955
Vice-President                                         award@bear.com

Rating Agencies

Ken Epstein - S&P                                      Tel: (212) 438-4065
kenneth_epstein@standardandpoors.com

Karen Ramallo - Moody's                                Tel: (212) 553-0370
                                                       Karen.Ramallo@moodys.com
________________________________________________________________________________

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 15, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       58

________________________________________________________________________________

New Issue Marketing Materials

$1,151,305,000 (approximate)

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4 Group III

Structured Asset Mortgage Investments II Inc.
Depositor

Wells Fargo Bank, National Association
Master Servicer

Bear, Stearns & Co. Inc.
Lead Underwriter

All Statistical Information is based upon information as of June 1, 2006

June 15, 2006

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 15, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       59

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4 Group III
Marketing Materials

                                              STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a  registration  statement  (including  a  prospectus)  with the SEC for the  offering to which this free  writing prospectus  relates.  Before you  invest,  you should  read the  prospectus  in the  registration  statement  and other  documents  the depositor has filed with the SEC for more complete  information  about the depositor,  the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at  www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free  writing  prospectus  does not contain all  information  that is  required  to be  included  in the base  prospectus  and the
prospectus   supplement.   Please   click   here   http://www.bearstearns.com/prospectus/sami   or   visit   the   following   website:
www.bearstearns.com/prospectus/sami for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The  Information  in this free  writing  prospectus  supersedes  information  contained in any prior  similar  free writing  prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of non-delivery

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 15, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       60

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4 Group III
Marketing Materials

                                          SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information  contained in the attached materials (the  "Information") may include various forms of performance  analysis,  security characteristics and securities pricing estimates for the securities  described  therein.  Should you receive Information that refers to the "Statement  Regarding  Assumptions and Other Information",  please refer to this statement instead. The Information is illustrative
and is not intended to predict actual results which may differ  substantially  from those  reflected in the  Information.   Performance
analysis  is based on certain  assumptions  with  respect to  significant  factors  that may prove not to be as  assumed.   Performance
results are based on  mathematical  models that use inputs to calculate  results.  As with all models,  results may vary  significantly
depending  upon the value  given to the  inputs.   Inputs to these  models  include but are not  limited  to:  prepayment  expectations
(econometric  prepayment models, single expected lifetime prepayments or a vector of periodic  prepayments),  interest rate assumptions
(parallel and nonparallel  changes for different maturity  instruments),  collateral  assumptions  (actual pool level data,  aggregated
pool level  data,   reported  factors or imputed  factors),  volatility  assumptions  (historically  observed or implied  current)  and reported information  (paydown factors,  rate resets,  remittance reports and trustee  statements).  Models used in any analysis may be
proprietary,  the results  therefore,  may be difficult for any third party to reproduce.   Contact your registered  representative for
detailed explanations of any modeling techniques employed in the Information.

The  Information  may not reflect the impact of all  structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest  rates.  You should consider  whether the behavior of these  securities  should be
tested using  assumptions  different from those included in the  Information.   The assumptions  underlying the Information,  including
structure and collateral,  may be modified from time to time to reflect changed facts and  circumstances.   Offering  Documents contain
data that is current as of their  publication  dates and after  publication  may no longer be accurate,  complete or current.   Contact
your  registered  representative  for Offering  Documents,  current  Information  or additional  materials,  including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

 Any pricing  estimates  Bear Stearns has supplied at your request (a) represent our view, at the time  determined,  of the  investment value of the  securities  between the  estimated  bid  and offer levels,  the spread  between  which may be  significant  due to market volatility or  illiquidity,  (b) do not  constitute a bid by Bear Stearns or any other person for any security,  (c) may not constitute prices at which the  securities  could have been  purchased  or sold in any market at any time,  (d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory,  and may not take into  account  the size of a position  you have in the  security,  and (e) may have been  derived  from matrix  pricing  that uses data relating to other securities whose prices are more readily  ascertainable to produce a hypothetical  price based on the estimated yield spread relationship between the securities.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 15, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       61

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4 Group III
Marketing Materials

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the
Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

                                                        $1,151,305,000 (approx)
                                                       Bear Stearns Alt-A Trust
                                      Mortgage Pass-Through Certificates, Series 2006-4 Group III
                                                       Hybrid ARM Mortgage Loans
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
              Certificate    Ratings                  Interest        WAL         Prin.       Collateral
                                          Credit
                                                                                                    Enhance                                Window                        Certificate
   Class        Size (1)                 %age (2)    Rate Type      (yrs.)       (mos.)          Type             Type
------------------------------------------------------------------------------------------------------------------------------
                                                    Offered Certificates
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
 III-1A-1     $132,941,000    AAA/Aaa     14.80%      WAC (3)        2.49         1-59       5-Yr. Conf.    Group III-1 Super
                                                                                                Hybrid          Senior PT
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
                                                                                                               Group III-1
 III-1A-2     $11,547,000     AAA/Aa1      7.40%      WAC (3)        2.49         1-59       5-Yr. Conf.         Senior
                                                                                                Hybrid         Support PT
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
 III-2A-1     $356,503,000    AAA/Aaa     14.80%      WAC (4)        2.50         1-59       5-Yr. Conf.    Group III-2 Super
                                                                                                Hybrid          Senior PT
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
                                                                                                               Group III-2
 III-2A-2     $30,964,000     AAA/Aa1      7.40%      WAC (4)        2.50         1-59       5-Yr. Conf.         Senior
                                                                                                Hybrid         Support PT
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
                                                                                                5-Yr.
                         III-3A-1     $257,470,000    AAA/Aaa     14.80%      WAC (5)        1.00         1-27        Non-Conf.     Group III-3 Super
                                                                                                Hybrid         Senior SEQ
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
                                                                                                5-Yr.
                         III-3A-2     $159,605,000    AAA/Aaa     14.80%      WAC (5)        3.50         27-59       Non-Conf.     Group III-3 Super
                                                                                                Hybrid         Senior SEQ
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 15, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       62

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4 Group III
Marketing Materials

------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
                                                                                                5-Yr.
                         III-3A-3     $95,434,000     AAA/Aaa     14.80%      WAC (5)        4.90         59-59       Non-Conf.     Group III-3 Super
                                                                                                Hybrid         Senior SEQ
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
                                                                                                5-Yr.          Group III-3
 III-3A-4     $44,514,000     AAA/Aa1      7.40%      WAC (5)        2.50         1-59        Non-Conf.          Senior
                                                                                                Hybrid         Support PT
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
                                                                                                5-Yr.          Group III-3
 III-3X-1     Notional (6)    AAA/Aaa       N/A      Fixed (6)        N/A          N/A        Non-Conf.          Senior
                                                                                                Hybrid        Interest Only
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
                                                                                                5-Yr.          Group III-3
 III-3X-2     Notional (7)    AAA/Aaa       N/A      Fixed (7)        N/A          N/A        Non-Conf.          Senior
                                                                                                Hybrid        Interest Only
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
  III-B-1     $29,987,000      AA/Aa2      4.85%      WAC (8)        4.31         1-59          Total       Group III Crossed
                                                                                              Group III        Subordinate
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
  III-B-2     $19,992,000       A/A2       3.15%      WAC (8)        4.31         1-59          Total       Group III Crossed
                                                                                              Group III        Subordinate
------------ --------------- ----------- ---------- ------------- ------------ ------------ --------------- ------------------
  III-B-3     $12,348,000     BBB/Baa2     2.10%      WAC (8)        4.31         1-59          Total       Group III Crossed
                                                                                              Group III        Subordinate
------------------------------------------------------------------------------------------------------------------------------
                                                  Non-Offered Certificates
------------ --------------- ----------- ---------- ------------- ------------------------- --------------- ------------------
  III-B-4     $12,348,000      BB/NR       1.05%      WAC (8)           Not Provided            Total       Group III Crossed
                                                                                              Group III        Subordinate
------------ --------------- ----------- ---------- ------------- ------------------------- --------------- ------------------
  III-B-5      $7,056,000       B/NR       0.45%      WAC (8)                                   Total       Group III Crossed
                                                                                              Group III        Subordinate
------------ --------------- ----------- ---------- ------------- ------------------------- --------------- ------------------
  III-B-6      $5,294,975      NR/NR       0.00%      WAC (8)                                   Total       Group III Crossed
                                                                                              Group III        Subordinate
------------ --------------- ----------- ---------- ------------- ------------------------- --------------- ------------------

(18) The Certificate Sizes are approximate and subject to a +/- 10% variance.

(19) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off
     Date and additional rating agency analysis.

(20) The Class III-1A-1 Certificates and Class III-1A-2 Certificates will bear interest at a variable rate (the Pass-Through
     Rate) equal to the weighted average of the Net Rates of the Group III-1 Mortgage Loans.  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.637]%.

(21) The Class III-2A-1 Certificates and Class III-2A-2 Certificates will bear interest at a variable rate (the Pass-Through
     Rate) equal to the weighted average of the Net Rates of the Group III-1 Mortgage Loans.  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.498]%.

(22) Up to and including the distribution date in [May 2011], The Class III-3A-1, Class III-3A-2, Class III-3A-3 and Class
     III-3A-4 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net
     Rates of the Group III-3 Mortgage Loans minus [0.225]%, [0.444]%, [0.608]% and [0.178]%, respectively.  The Pass-Through Rate on the Class III-3A-1, Class III-3A-2, Class III-3A-3 and Class III-3A-4 Certificates with respect to the first Interest Accrual
     Period is expected to be approximately [6.203], [5.984]%, [5.820]% and [6.250]%, respectively. After the distribution date in
     [May 2011], the Class III-3A-1, Class III-3A-2, Class III-3A-3 and Class III-3A-4 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group III-3 Mortgage Loans.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 15, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       63

Bear Stearns Alt-A Trust
Mortgage Pass-Through Certificates, Series 2006-4 Group III
Marketing Materials

(23) Up to and including the distribution date in [May 2011], the Class III-3X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.178]% based on a notional balance equal to the aggregate current principal balance of the Class
     III-3A-1, Class III-3A-2, Class III-3A-3 and Class III-3A-4 Certificates. After the distribution date in [May 2011], the Class
     III-3X-1 Certificates will not bear any interest.

(24) The Class III-3X-2 Certificates will consist of three components, Component III-3A-1, Component III-3A-2 and Component
     III-3A-3 which will be entitled to receive interest payments up to and including the distribution date in [May 2011]. The components are not separately transferable. Component III-3A-1 will bear interest at a fixed pass-through rate equal to [.047]%
     based on the notional amount equal to current principal amount of the Class III-3A-1 Certificates. Component III-3A-2 will bear interest at a fixed pass-through rate equal to [.266]% based on the notional amount equal to current principal amount of the
     Class III-3A-2 Certificates. Component III-3A-3 will bear interest at a fixed pass-through rate equal to [.430]% based on the notional amount equal to current principal amount of the Class III-3A-3 Certificates.

(25) The Class III-B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the aggregate Current Principal Balance of the related Class of
     Senior Certificates.  The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately
     [6.348]%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976
June 15, 2006
This information should be considered only after reading the Bear Stearns' Statement  Regarding  Assumptions as to Securities,  Pricing
Estimates and Other  Information (the  "Statement"),  which should be attached.  Do not use or rely on this information if you have not received  and  reviewed  this  Statement.  You may obtain a copy of the  Statement  from your sales  representative.  All  amounts  are approximate and subject to change.

                                                                       64

Description of the Collateral:
The  Mortgage Loans are indexed to the conventional, adjustable rate Six-Month LIBOR, One-Year LIBOR and One-Year CMT indexed mortgage loans with initial rate adjustments occurring five years after the date of origination ("Hybrid Arms").  The Mortgage Loans are secured by first liens on one- to four-family residential properties.  Approximately 90.59% (by principal balance) of the mortgage pool allow for payments of interest only for terms of 5, or 10 years. After such interest only period, such mortgage loans will fully amortize over its remaining term. The remaining approximately 9.41% of the mortgage loans fully amortize over their original term (generally 30-years).  Below is a further summary of the collateral characteristics of the Mortgage Loans by each mortgage loan group and the total pool (expected, as of June 1, 2005):
>>       The mortgage loans have penalties for full or partial prepayments in the percentages in the immediately following table and further detailed in the attached Collateral Tables. The prepayment penalties are generally soft, therefore borrowers will not be required to pay the penalty if house is sold.  On hard prepay penalties the Servicer cannot waive the prepayment penalty, unless enforcement would violate applicable state laws.

       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
          Group       No       6         7 Months      24        30         36         42         60
                      PrePay   Months     to 12       Months    Months    Months     Months     Months
                               or Less   Months
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       Group III-1     76.42%     0.00%      12.48%     0.27%     0.00%      7.59%     0.00%      3.24%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       Group III-2     62.31%     0.08%      14.68%     0.40%     0.00%     13.01%     0.00%      9.52%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
       Group III-3     59.75%     0.00%      22.27%     0.04%     0.00%     10.56%     0.00%      7.39%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------
          Total        62.87%     0.03%      18.27%     0.20%     0.00%     11.04%     0.00%      7.60%
       ------------- --------- --------- ----------- --------- --------- ---------- --------- ----------

>>       Approximately 25.42% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and
         Freddie Mac).
>>       The two states with the largest concentration are California (46.02%) and Florida (10.42%).
>>       The non-zero weighted average FICO score is 705.
>>       The weighted average LTV is 75.87%. The weighted average CLTV including subordinate financing at the time of origination is
         83.94%.
>>       None of the mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
                           % of      Gross      Net      WAM     Gross      Net     Initial    Period      Max     Mos
          MLG              Pool       WAC       WAC     (mos.)   Margin    Margin     Cap       Cap       Rate     to
                                                                                                                   Roll
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
     III-1 - 5 yr.         13.27     5.935%    5.637%    358     2.335%    2.037%    4.844%    1.983%    11.151%    58
   Conforming Hybrid
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
     III-2 - 5 yr.
                                                                                                         Conforming Hybrid       35.58     6.765%    6.498%    358     2.306%    2.040%    5.095%    1.974%    11.931%    58
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
     III-3 - 5 yr.         51.15     6.680%    6.428%    359     2.268%    2.016%    5.062%    1.986%    11.775%    59
 Non-Conforming Hybrid
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------
        Totals:             100      6.611%    6.348%    358     2.290%    2.027%    5.045%    1.982%    11.748%    58
------------------------ ---------- --------- --------- ------- --------- --------- --------- --------- ---------- ------

                                                              NOTE: the information related to the mortgage loans described herein reflects information as of the June 1, 2005.  It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off
                                                              Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the
                                                              Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.

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Summary of Terms:

Depositor:                            Structured Asset Mortgage Investments II Inc.

Seller:                               EMC Mortgage Corporation.

Underlying Servicer                   The Mortgage Loans will be serviced by Countrywide (100.00%).

Originator:                           The Originator for the Mortgage Loans is Countrywide (100.00%).

Master Servicer/ Paying Agent:        Wells Fargo Bank, National Association.

Trustee                               Citibank, NA.

Underwriter:                          Bear, Stearns & Co. Inc.
Cut-off Date:                         June 1, 2006.
Closing Date:                         June 30, 2006.
Rating Agency:                        The senior certificates will be rated by two of the three rating agencies and the subordinate certificates will be rated by one of the three rating agencies. The rating agencies include Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") and or
                                      Fitch Ratings ("Fitch").

Legal Structure:                      The Trust will be established as one or more REMIC's for federal income tax purposes.

Optional Clean-Up Call:               The Depositor, or its designee, may purchase all the loans in the trust after the scheduled principal balance of the mortgage loans remaining in the trust has been reduced to less than 10% of the scheduled principal balance of the mortgage loans as of the
                                      Cut-off Date, thereby causing termination and early retirement of the certificates.
Distribution Date:                    25th day of each month (or if such 25th day is not a business day, the next succeeding), commencing in July 25, 2006.
Last Scheduled Distribution Date:     July 25, 2046.
Offered Certificates:                 The Class III-1A-1, Class III-1A-2, Class III-2A-1, Class III-2A-2, Class III-3A-1, Class
                                      III-3A-2, Class III-3A-3, Class III-3A-4, Class III-3X-1, Class III-3X-2, Class III-3X-3,
                                      Class III-B-1, Class III-B-2 and Class III-B-3 Certificates.
Non-Offered Certificates:             The Class III-B-4, Class III-B-5 and Class III-B-6 Certificates.

Remittance Type:                      Scheduled/Scheduled.

Registration:                         The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

ERISA Considerations:                 The Offered Certificates are expected to be eligible for purchase by ERISA plans.  A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

SMMEA Eligibility:                    The Offered Certificates, other than the Class III-B-2 Certificates and III-B-3
                                      Certificates are expected to constitute "mortgage related securities" for purposes of
                                      SMMEA.

Denominations:                        The Offered Certificates are issuable in minimum denominations of an original amount of
                                      $25,000 and multiples of $1 in excess thereof.

Record Date:                          With respect to the Certificates and any Distribution Date, the last day of the prior calendar month.

Delay Days:                           With respect to the Certificates 24 days

Interest Accrual Period:              With respect to any Distribution Date, the calendar month period preceding the month in which such distribution date occurs prior to such Distribution Date. Distributions of interest on the Certificates will be based on a 360-day year and a 30-day month.

Prepayment Period:                    The Prepayment Period with respect to any Distribution Date is the calendar month immediately proceeding the month in which such Distribution Date occurs.

Compensating Interest:                On each Distribution Date, the Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls due to partial and/or full prepayments on the mortgage loans that occurred during the Prepayment Period.

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                                      The Servicer is obligated to advance delinquent mortgagor payments through the date of
Advancing Obligation:                 liquidation of an REO property to the extent deemed recoverable. If the related Servicer fails to make the required advances, the Master Servicer may be obligated to do so, as described in the related term sheet supplement.

Prepayment Assumption:                A 100% prepayment assumption assumes that the outstanding principal balance of the
                                      Mortgage Loans prepays at a constant prepayment rate ("CPR") of 25% in every month of the life of such pool.

Servicing Fee:                        With respect to each mortgage loan, a fee that accrues at the Servicing Fee Rate on the same principal balance on which the interest on the mortgage loan accrues for the calendar month. The Weighted Average Servicing Fee Rate for the pool of mortgage loans is
                                      0.265% per annum.
Underwriting Standards:               The mortgage loans were underwritten to the guidelines of the Originator as more fully described in the prospectus supplement.
Credit Enhancement:                   Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Subordinate Certificates provide credit support for the Senior
                                      Certificates and other Subordinate Certificates with a lower class designation.

Cash-Flow Description:                Distributions on the Certificates will be made on the 25th day of each month (or the next business day). Distributions on the Senior Certificates will generally be made from the
                                      Available Funds of the related Loan Group.  Distributions on the Class III-B Certificates
                                      will be made from Available Funds of all six Loan Groups.  "Available Funds" for any
                                      distribution date and with respect to each Loan Group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such distribution date in respect of the Mortgage
                                      Loans in the related Loan Group, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments and (4) under limited circumstances, certain prepayments allocated from the Available Funds of another Loan
                                      Group, net of (x) fees payable to, and amounts reimbursable to, the Master Servicer, the
                                      Servicer, the Securities Administrator, the Trustee and the Custodian and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account.  Available Funds for each Loan Group will be distributed according to the following priority:
                                      Available Funds:

                                      Group III-1 Available Funds
                                      3)       Payments of interest to the holders of the Class III-1A-1 and Class III-1A-2
                                               Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                      4)       Payments of principal to the holders of the Class III-1A-1 and Class III-1A-2
                                               Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group III-1.

                                      Group III-2 Available Funds
                                      3)       Payments of interest to the holders of the Class III-2A-1 and Class III-2A-2
                                               Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                      4)       Payments of principal to the holders of the Class III-2A-1 and Class III-2A-2
                                               Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group III-2.

                                      Group III-3 Available Funds
                                      1)       Payments of interest to the holders of the Class III-3A-1, Class III-3A-2, Class
                                               III-3A-3, Class III-3A-4, Class III-3X-1, Class III-3X-2 and Class III-3X-3
                                               Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and
                                      2)       Payments of principal to the holders of the Class III-3A concurrently as follows:

                                               a)to the Class III-3A-1, Class III-3A-2 and Class III-3A-3, sequentially; and

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                                               b)to the Class III-3A-4 Certificates.

                                      As described in the term sheet supplement and if certain conditions are met, the available funds from a Sub-Group  may be applied to the Senior Certificates of another
                                      Sub-Group  before such available funds will be applied to the Subordinate Certificates.

                                      On each distribution date, the remaining group III available funds will be distributed to the Class III-B-1, Class III-B-2, Class III-B-3, Class III-B-4, Class III-B-5 and Class
                                      III-B-6 Certificates, in each case up to an amount equal to and in the following order: (a)
                                      the accrued certificate interest for such distribution date, (b) any accrued certificate interest remaining undistributed from previous distribution dates and (c) such class's allocable share for such distribution date, in each case to the extent of the remaining available funds for all group III Sub-Groups.

Shifting Interest:                    As further described in the term sheet supplement, the Senior Certificates will be entitled to receive 100% of the prepayments on the Group III Mortgage Loans up to and including the distribution date in June 2013. The senior prepayment percentage can be reduced to the related senior percentage plus 70%, 60%, 40%, 20% and 0% of the related subordinate percentage over the next five years provided that (i) the principal balance of the Group
                                      III Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the certificate principal balance of the Subordinate Certificates does not exceed 50% and (ii) cumulative
                                      realized losses for the Group III Mortgage Loans in all Sub-Loan Groups do not exceed 30%,
                                      35%, 40%, 45% or 50% of the original group III subordinate principal balance for each test date.

                                      Notwithstanding the foregoing, if after 3 years the current weighted average subordinate percentage is equal to two times the initial weighted average subordinate percentage and
                                      (i) the principal balance of the Group III Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the certificate principal balance of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Group III Mortgage Loans do not exceed a) on or prior to the distribution date in
                                      June 2009, 20% of the original group III subordinate principal balance or b) after the distribution date in June 2009, 30% of the original group III subordinate principal balance then prepayments will be allocated among all certificates on a pro rata basis.

                                      If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate percentage can be allocated to the subordinate classes.

Allocation of Losses:                 Realized Losses on the Mortgage Loans will be allocated to the most junior class of
                                      Certificates outstanding beginning with the Class III-B-6 Certificates, until the
                                      Certificate Principal Balance of each Subordinate Class has been reduced to zero.

                                      Thereafter, Realized Losses on the Group III-1 Mortgage Loans will be allocated first to the Class III-1A-2 Certificates until reduced to zero and then to the Class III-1A-1
                                      Certificates, Realized Losses on the Group III-2 Mortgage Loans will be allocated first to the Class III-2A-2 Certificates until reduced to zero and then to the Class III-2A-1
                                      Certificates, Realized Losses on the Group III-3 Mortgage Loans will be allocated first to the Class III-3A-4 Certificates until reduced to zero and then to the Class III-3A-1,
                                      Class III-3A-2 and Class III-3A-3 Certificates, pro rata.

Static Pool  Information:
                                      Information concerning the sponsor's prior residential mortgage loan securitization involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor and with respect to loan group III, with respect to the experience of Countrywide in securitizing asset pools of the same type at is available on the internet

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                                      at http://www.bearstearns.com/transactions/sami_ii/balta2006-4/index.html On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet.  Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

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________________________________________________________________________________
                              Contact Information

                                   Contacts

MBS Trading

Paul Van Lingen                                        Tel: (212) 272-4976
Senior Managing Director                               pvanlingen@bear.com

MBS Structuring

Mark Michael                                           Tel: (212) 272-5451
Managing Director                                      mmichael@bear.com

MBS Banking

Jeff Maggard                                           Tel: (212) 272-9457
Managing Director                                      jmaggard@bear.com

David Rush                                             Tel: (212) 272-1230
Analyst                                                drush1@bear.com

Syndicate

Carol Fuller                                           Tel: (212) 272-4955
Senior Managing Director                               cfuller@bear.com

Angela Ward                                            Tel: (212) 272-4955
Vice-President                                         award@bear.com

Rating Agencies

Ken Epstein - S&P                                      Tel: (212) 438-4065
kenneth_epstein@standardandpoors.com

Karen Ramallo - Moody's                                Tel: (212) 553-0370
                                                       Karen.Ramallo@moodys.com
________________________________________________________________________________

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